UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American Bio Medica Corporation
(Name of Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

December 22, 2022

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of American Bio Medica Corporation ("ABMC") on Wednesday, February 15, 2023 at 11:00 a.m., Eastern Time, at ABMC’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “2023 Special Meeting of Shareholders”).

As described in more detail in the enclosed proxy statement (the “Proxy Statement”), on December 19, 2022, ABMC entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Healgen Scientific Limited Liability Company, a Texas limited liability company (“Healgen”), pursuant to which ABMC agreed, subject to the approval of ABMC Shareholders, to sell substantially all of the operating assets of ABMC (excluding ABMC’s cash, receivables and certain other assets) to Healgen (the “Asset Sale”).

At the 2023 Special Meeting of Shareholders, you will be asked to consider and vote on a proposal to approve the Asset Sale. ABMC’s Board of Directors (“the “Board”) believes shareholders will be more likely to realize greater value through the Asset Sale than through ABMC’s continued operation of manufacturing and distribution of lateral flow testing products (primarily for the detection of drugs of abuse).

After carefully weighing the facts and circumstances associated with the Asset Sale to Healgen as well as alternative courses of action, the Board has unanimously concluded that the proposed Asset Sale is the best available alternative to maximize value for shareholders.

The Board believes ABMC’s status as a public company is an asset which may be sufficiently attractive to induce others to enter into business combinations with ABMC. ABMC is exploring strategic transactions which may result in ABMC entering a new line of business.

The Board has carefully reviewed the Asset Purchase Agreement, as well as other relevant materials and has unanimously concluded that the Asset Sale, pursuant to the Asset Purchase Agreement, in its opinion, is advisable and fair to and in the best interests of ABMC and its Shareholders, and should be presented to the Shareholders for approval.

The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock will be required to complete the Asset Sale. Your participation is extremely important, and your early response will be greatly appreciated.

The Proxy Statement sets forth information about the background and details of the Asset Sale and the 2023 Special Meeting of Shareholders. The Board recommends that you consider the enclosed materials carefully. The Proxy Statement additionally requests Shareholder approval of, and contains information with respect to, the grant of authority of the Board to adjourn the Meeting, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale.

The Board unanimously recommends that Shareholders vote in favor of both proposals.

Sincerely yours,

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

NOTICE OF THE 2023 SPECIAL MEETING OF SHAREHOLDERS REGARDING THE ASSET SALE

Date:	Wednesday, February 15, 2023
Time	11:00 a.m., Eastern Standard Time
Place	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106

At the 2023 Special Meeting of Shareholders, the following business will be conducted:

1. To consider and vote upon a proposal to approve the Asset Purchase Agreement, dated as of December 19, 2022, between American Bio Medica Corporation (“ABMC”) and Healgen Scientific Limited Liability Company for the Asset Sale of substantially all of ABMC’s assets (the “Asset Sale”).

2. To grant authority to the Board of Directors of ABMC (the “Board”) to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

Only shareholders of ABMC who owned ABMC’s common stock at the close of business on December 22, 2022 (the “Record Date”) can vote at the 2023 Special Meeting of Shareholders, or any adjournment or postponement of the 2023 Special Meeting of Shareholders.

All shareholders of ABMC are cordially invited to attend the 2023 Special Meeting of Shareholders in person. To assure your representation at the 2023 Special Meeting of Shareholders, however, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose, or vote via telephonic or electronic means provided. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the accompanying proxy statement. Your shares of ABMC’s common stock will be voted in accordance with the instructions you have given in the proxy. You will find more instructions on how to vote in the accompanying proxy statement.

Accompanying this Notice of the 2023 Special Meeting of Shareholders are (a) a proxy statement and attached annexes and (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

The enclosed materials require ABMC’s shareholders to make important decisions with respect to ABMC. Please read carefully the accompanying proxy statement and its annexes, as these documents contain detailed information relating to, among other things, the Asset Sale. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
December 22, 2022	Chief Executive Officer
Principal Financial Officer

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2023

The Notice of the 2023 Special Meeting of Shareholders and the Proxy Statement are available on American Bio Medica Corporation’s website, at: https://abmc.com/investor/2023specialproxy.

Annex A

Asset Purchase Agreement, dated December 19, 2022, by and between American Bio Medica Corporation and Healgen Scientific Limited Liability Company. *The foregoing annex excludes confidential disclosure schedules that are part of the Asset Purchase Agreement.

Annex B	Sections 623 and 910 of the NY Business Corporation Law
Annex C	Loan Promissory Note and Security Agreement, as amended
Proxy

QUESTIONS AND ANSWERS ABOUT THE PROPOSED ASSET SALE

Q. WHAT PROPOSALS WILL I BE VOTING ON AT THE ANNUAL MEETING?

A. You are being asked to consider and vote upon a proposal to approve the Asset Sale for $3 million in cash pursuant to the Asset Purchase Agreement, dated as of December 19, 2022, between ABMC and Healgen Scientific Limited Liability Company. A copy of the Asset Purchase Agreement is attached to this proxy statement as Annex A. You are also being asked to approve a proposal granting authority to the Board of Directors of ABMC (the “Board”) to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

Q. HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends a vote “FOR” both proposals set forth above.

Q. CAN I STILL SELL MY SHARES?

A. Yes. Neither the Asset Sale nor the Asset Purchase Agreement will affect your right to sell or otherwise transfer your shares of ABMC’s common stock.

Q. WHY IS SHAREHOLDER APPROVAL BEING SOUGHT FOR THE ASSET SALE?

A. Under the New York Business Corporation Law, the Asset Sale requires approval by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of common stock on the record date. Accordingly, ABMC is submitting the Asset Sale to a shareholder vote.

Q. HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A. A quorum is necessary to hold the Meeting and conduct business. The presence, either in person or represented by proxy, of shareholders who can direct the vote of at least a majority of the outstanding shares of Common Stock as of the Record Date is considered a quorum. A shareholder will be counted present at the Meeting if:

the Shareholder is present and votes in person at the Meeting; or

the Shareholder has submitted a proxy properly.

Shares of Common Stock that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote and does not have discretionary authority to vote (i.e., broker non-votes), and shares that are not voted in other circumstances in which proxy authority is defective or has been withheld, will be counted for purposes of establishing a quorum.

If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

In addition, even if a quorum is present, the Board may hold a vote on the Adjournment Proposal, if in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Meeting to a later date, including seeking more votes in favor of the Asset Sale. See “Proposal No. 2 –Adjournment Proposal”.

Q. WHO IS ENTITLED TO VOTE ON THE ASSET SALE?

A. Only holders of record of ABMC common stock as of the close of business on December 22, 2022 will be entitled to notice of and to vote at the annual meeting to approve the Asset Sale.

Q. WHEN AND WHERE IS THE ANNUAL MEETING?

A. The annual meeting will be held on February 15, 2023, at 11:00 a.m., Eastern Time, at the corporate office of ABMC located at 122 Smith Road, Kinderhook, NY 12106.

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Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker will only vote your shares if you have provided them with instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Call your broker today with instructions to execute the proxy.

Q. MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A. Yes. Just send in a written revocation or a later dated, signed proxy card before the annual meeting or attend the annual meeting and vote in person.

Q. WHAT DO I NEED TO DO NOW?

A. PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. You may vote by signing your proxy card and mailing it in the enclosed return envelope, or you may vote electronically or telephonically as indicated in the Proxy you received, or you may vote in person at the Meeting. Because a vote of a majority of the outstanding ABMC shares is required to approve the Asset Sale, your failure to vote is the same as if you voted against the Asset Sale.

Q. WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A. If you have questions about the Asset Sale or the Asset Purchase Agreement, you may call Melissa A. Waterhouse, Chief Executive Officer, at 800-227-1243 or send an email to IR@abmc.com.

Q. WHY DID THE CORPORATION ENTER INTO THE ASSET PURCHASE AGREEMENT?

A. Entering into the Asset Purchase Agreement is the result of an extensive review by the Board of various strategic alternatives available to ABMC. The Board determined that the proposed Asset Sale would maximize value for the shareholders and eliminate future business risk. See “Proposal No. 1 – Sale” below.

Q. WHAT WILL HAPPEN IF THE ASSET SALE IS APPROVED BY SHAREHOLDERS?

A. If the holders of at least a majority of all of the outstanding shares of Common Stock approve the Asset Sale, and the conditions to closing the Asset Sale as set forth in the Asset Purchase Agreement are satisfied or waived, ABMC will sell substantially all of their assets to the Buyer for cash. As soon as practicable after the closing of the Asset Sale, ABMC plans to use net proceeds from the Asset Sale to address the outstanding liabilities of ABMC and continue to seek strategic acquisitions using ABMC’s publicly traded stock as transaction consideration. Such strategic acquisitions would result in ABMC entering a new line of business.

Q. WHAT WILL HAPPEN IF THE ASSET SALE IS NOT APPROVED BY SHAREHOLDERS?

A. If ABMC fails to obtain approval of the shareholder of the Asset Sale, the Asset Sale will not occur and the loans from the Buyer would become due and payable (see “Loan from Buyer”). Given ABMC’s current financial condition, it is unlikely ABMC could make the required payments. This inability could result in the Buyer taking possession of the assets collateralizing the loan thereby making it impossible for ABMC to continue operations.

Q. HOW WAS THE PURCHASE PRICE DETERMINED?

A. The purchase price was determined using factors such as the value, condition and marketability of the assets being sold. In the case of the real estate being purchased, the depreciated value (book value) along with market value (using appraisals) was considered. In the case of machinery and equipment (“M&E”), the book value, age and marketability (due to its specialized nature) of the M&E was considered. In the case of the value of the business, market conditions and marketability of ABMC’s products was considered.

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Q. WHEN IS THE CLOSING OF THE ASSET SALE EXPECTED TO OCCUR?

A. If the Asset Sale is approved by shareholders and all conditions to completing the Asset Sale are satisfied or waived, the Asset Sale is expected to occur as soon as practicable after the Meeting on February 15, 2023 but, in no case later than February 28, 2023.

SUMMARY TERM SHEET

The following is a summary of certain information contained elsewhere in this Proxy Statement or in its annexes. This information is not, and is not intended to be, complete. This is a summary only and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and the annexes hereto. Shareholders are urged to review carefully the entirety of this Proxy Statement and all annexes hereto.

The Parties

The Seller under the Asset Purchase Agreement is ABMC. ABMC develops, manufactures and distributes accurate, cost-effective immunoassay test kits; primarily onsite tests for drugs of abuse. ABMC also provides contract manufacturing services related to certain infectious diseases; such as malaria and RSV and, distributes rapid tests to detect infectious diseases. ABMC’s principal executive office is located at 122 Smith Road, Kinderhook, NY 12106, and its website is: https://www.abmc.com.

The Buyer under the Asset Purchase Agreement is Healgen Scientific Limited Liability Company (“Healgen”). Healgen has more than 15 years’ experience developing, manufacturing and commercializing in-vitro diagnostic test systems worldwide. Healgen’s product portfolio spans multiple testing categories and analytes to meet various clinical and laboratory needs. Healgen’s testing platforms include rapid testing, molecular diagnostics, and multiplex flow cytometry. Healgen’s corporate address is 3818 Fuqua Street, Houston, TX 77047 and its website is https://www.healgen.com.

Prior to entering into the Asset Purchase Agreement, ABMC did distribute Healgen’s toxicology products and rapid tests for Covid-19. Apart from this distribution relationship, there was no other business of a material nature between ABMC and Healgen.

The Asset Sale

This section summarizes selected information about the proposed Asset Sale from this proxy statement and may not contain all of the information that is important to you. To understand the Asset Sale fully, we encourage you to read carefully this entire proxy statement. We have included a copy of the Asset Purchase Agreement in this proxy statement as Annex A.

Following is a summary of the principal terms of the Asset Purchase Agreement:

•	ABMC will sell to Healgen substantially all of the operating assets of ABMC, with the exception of: 1) ABMC’s corporate web domain, 2) all corporate trademarks (e.g. ABMC logo trademarks) wherever issued, 3) an expected refund in the amount of $202,000 for Employee Retention Credits, 4) security deposits, 5) prepaid expenses and 6) right of use assets.

•	Healgen will assume limited, specific liabilities of ABMC; primarily any liabilities arising under or related to specific customer contracts of ABMC, two copier leases and one waste service contract.

•	The total consideration for Asset Sale is $3 million in cash (the “Purchase Price”). Closing will occur once shareholders have approved the Asset Sale and all closing conditions have been met. $300,000 of the Purchase Price will be held back as a Retention Fund to cover potential indemnification claims, and certain other claims that may arise during the six months following Closing. At Closing, the remaining $2.7 million of the Purchase Price will be paid to ABMC; less any prior amounts advanced to ABMC by Healgen in the form of loans (the “Healgen Loans”). Principal Conditions to the Asset Sale, the Purchase Price, the Retention Fund and the Healgen Loans are more specifically described in the Asset Purchase Agreement and elsewhere in this Proxy Statement.

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Principal Conditions to the Asset Sale

The obligations of ABMC and Healgen to complete the Asset Sale are subject to several conditions. All of which are included in the Asset Purchase Agreement. These obligations include, but are not limited to:

•	The Asset Purchase Agreement must be approved by ABMC’s shareholders.

•	ABMC’s and Healgen’s representations and warranties in the Asset Purchase Agreement must be true and correct.

•	ABMC must have executed all required assignments related to the purchased intangible assets.

•	ABMC must have executed all documents required to transfer the purchased Real Estate (i.e. the facility located at 122 Smith Road, Kinderhook, NY 12106).

•	ABMC must have executed all required corporate documents to complete the Asset Sale.

•	ABMC must have received all consents from third parties necessary to complete the Asset Sale.

•	Executed Employment Agreements between Healgen and Melissa A. Waterhouse and Lawrence Ferringo that become effective upon Closing.

•	Healgen must wire the Purchase Price (less the Retention Fund and any amounts due under the Healgen Loans) to ABMC.

•	Healgen must have executed all required corporate documents to complete the Asset Sale.

Termination of Asset Purchase Agreement

ABMC and Healgen may mutually agree to terminate the Asset Purchase Agreement at any time before Closing. In addition, either company may terminate the Asset Purchase Agreement if specified events described in the Asset Purchase Agreement occur, including if the Closing has not occurred by February 28, 2023.

Certain United States Federal Income Tax Consequences of the Asset Sale

The Asset Sale will be treated as a taxable transaction for U.S. federal and state income tax purposes. Any gain resulting from the Asset Sale will be offset by ABMC’s net operating losses and accordingly ABMC does not expect any federal or state income tax liabilities resulting from the Asset Sale. There will be no direct federal or state income tax consequences to the holders of ABMC’s Common Stock resulting from the Asset Sale.

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122 Smith Road

Kinderhook, New York 12106

PROXY STATEMENT

FOR THE 2023 SPECIAL MEETING OF SHAREHOLDERS

To be held on February 15, 2023

Introduction

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies from the holders of shares of the issued and outstanding common stock (“Common Stock”) of American Bio Medica Corporation (“ABMC”) to be voted at the 2023 Special Meeting of Shareholders to be held on February 15, 2023 at 11:00 a.m., Eastern Time (the “Meeting”).

The enclosed proxy is solicited by the Board of Directors of ABMC (the “Board”). These proxy materials have been prepared for the Board by ABMC’s management. This Proxy Statement and the proxy card are first being mailed to the holders of Common Stock entitled to vote at the Meeting (“Shareholders”) on or about January 6, 2023.

The mailing address of ABMC’s principal executive office is 122 Smith Road, Kinderhook, New York 12106.

The terms “we,” ”our,” or “us” refer to ABMC, American Bio Medica Corporation.

Record Date

If a shareholder owned common stock of ABMC at the close of business on December 22, 2022, (the “Record Date”), the shareholder is entitled to vote at the Meeting, or any adjournments or postponements thereof. On the Record Date, ABMC had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 48,098,476 shares of common stock outstanding and no shares of preferred stock outstanding.

Quorum

A quorum is necessary to hold the Meeting and conduct business. The presence, either in person or represented by proxy, of shareholders who can direct the vote of at least a majority of the outstanding shares of Common Stock as of the Record Date is considered a quorum. A shareholder is counted present at the Meeting if (a) the shareholder is present and votes in person at the meeting or (b) the shareholder has properly submitted a proxy.

Even if a quorum is present, the Board may hold a vote on the Adjournment Proposal, if in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Meeting to a later date. See “Proposal No. 2 –Adjournment Proposal.”

If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Voting

Each shareholder is entitled to one vote at the Meeting for each common share of ABMC that is owned as of the Record Date. The number of shares owned (and that may be voted) is listed on the proxy card. Shareholders can vote using one of the following methods:

Voting by attending the meeting. A shareholder may vote their shares in person at the Meeting. A shareholder planning to attend the Meeting should bring proof of identification for entrance to the Meeting. If the shares are not registered in your own name, you will need appropriate documentation to confirm ownership so you may vote at the Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm ownership of the ABMC shares.

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Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, please check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting (see “Proposal No. 2”) to another time or place (including, without limitation, for the purpose of soliciting additional proxies and/or to solicit more votes in favor of the Asset Sale), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. ABMC does not currently anticipate that any other matters will be raised at the Meeting.

Shareholders are invited to attend the Meeting; however, to ensure representation at the Meeting, shareholders are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Meeting may vote in person even if they have voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

If a shareholder returns a signed proxy form indicating abstention or attends the Meeting but, chooses to abstain from voting on any proposal (revoking the proxy), the shareholder will be considered present at the Meeting and not voting in favor of the proposal. Because a vote of a majority of the outstanding ABMC shares is required to approve the Asset Sale, a shareholder’s failure to vote or abstention from voting is the same as if the shareholder voted against the Asset Sale.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, but they do not have authority to vote on the matters being considered at the Meeting as they are non-routine matters. Therefore, a broker is not entitled to vote your shares on either of the proposals being considered at the Meeting unless you have provided them with voting instructions. ABMC encourages you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the Meeting.

Revocability of Proxy/Dissenter’s Rights

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of ABMC, at or before the taking of the vote at the Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Meeting and voting or abstaining in person (although attendance at the Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of ABMC prior to the taking of the vote at the Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of ABMC or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

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Shareholders are entitled to dissenters' rights under the NY BSC in connection with the Asset Sale; provided shareholders comply with the procedures prescribed by the NY BSC. For a description of the procedures a shareholder wishing to exercise dissenters' rights are required to follow, see "The Asset Sale--Dissenters' Rights."

Solicitation of Proxies

ABMC will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of ABMC may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

ABMC will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of ABMC held of record by such persons; and ABMC will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $7,000, not including distribution costs and other costs and expenses.

Householding of Proxy Materials

Some banks, brokers, and other intermediaries may participate in the practice of “householding” proxy statements, annual reports and related notices. This rule allows ABMC to send a single copy of this proxy statement to any household at which two or more shareholders reside, if ABMC believes that the shareholders are members of the same family. This rule benefits both ABMC and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce ABMC’s expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other intermediary. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Note Regarding Forward-Looking Statements

This Proxy Statement contains or incorporates by reference statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact made in this Proxy Statement are forward-looking. In particular, statements regarding ABMC’s future financial condition, cash flows, financing plans, business strategy, and operations after the proposed Asset Sale of substantially all of ABMC’s assets are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks, uncertainties and assumptions. All of these forward-looking statements are based on estimates and assumptions made by ABMC’s management and Board which, although believed by ABMC’s management and Board to be reasonable, are inherently uncertain. Shareholders are cautioned that these forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties and that actual results or developments may differ materially from the forward-looking statements as a result of various considerations, including the considerations described in this Proxy Statement.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1 – The Asset Sale

At the Meeting, ABMC's shareholders will be asked to vote on a proposal to approve the Asset Purchase Agreement and the Asset Sale. Attached to this Proxy Statement as Annex A is a copy of the Asset Purchase Agreement. The summary description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement as attached hereto.

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ABMC History

ABMC develops, manufactures and distributes accurate, cost-effective immunoassay test kits; primarily point of collection tests for drugs of abuse. ABMC also provides contract manufacturing services related to certain infectious diseases; such as malaria and RSV and, distributes rapid tests to detect infectious diseases.

With a few exceptions, ABMC sales have been declining year over year since 2008. The start of the decline was due to the global economic crisis in the latter part of 2008 and this negative impact continued for several years. In addition, in 2009 ABMC received a warning letter from the U.S. Food and Drug Administration (“FDA”) related to the sale of its oral fluid drug test in the workplace testingmarket. The warning letter indicated that ABMC was marketing its point of collection oral fluid drug test, OralStat®, in workplace settings without marketing clearance or approval. ABMC communicated to the FDA its belief (based on legal opinion) that marketing clearance was not required in non-clinical markets. FDA continued to disagree with ABMC’s interpretation, and the FDA continued to assert jurisdiction over drug testing performed in the workplace.

In 2010, sales increased slightly as there was some sporadic improvement in drug test sales along with improved contract manufacturing sales of a product ABMC was manufacturing (since 2006) to detect fetal amniotic rupture. In December 2010, ABMC filed a complaint against two senior-management employees and two other unrelated companies. The complaint indicated that the two employees were performing illegal, competitive, employment-related services for the two unrelated companies during their employment with ABMC, and using ABMC resources to perform such services.

In 2011, sales decreased again due to lower drug test sales; a portion of which was due to a temporary and voluntary cessation of marketing and selling OralStat in the workplace market but, this decline was partially offset by increased contract manufacturing sales (the same fetal amniotic rupture product). It was also in 2011 that ABMC started to see an increased number of less expensive, foreign manufactured competitive products on the market. The costs to make ABMC’s 100% “U.S. Made” drug tests are significantly higher than the cost to make the same drugs tests outside the U.S.

Sales in 2012 were relatively flat; drug test sales declined as the number of less expensive, foreign manufactured drug tests in the market continued to increase. Contract manufacturing sales increased enough to almost entirely offset the declines.

During these years, ABMC made efforts to decrease operating expenses wherever possible and even with increased legal fees due to the FDA jurisdictional issue and the complaint ABMC filed in 2010, expenses declined in 2009 through 2011. Unfortunately, legal fees associated with the FDA jurisdictional issue and the legal complaint filed in December 2010 did result in increased expenses in 2012.

In November 2013, ABMC was informed that the FDA determined that OralStat was not substantially equivalent to the predicate market device. This meant that ABMC had to immediately cease marketing and selling OralStat to the workplace market. This, along with increasing price competition in ABMC markets, resulted in lower drug test sales. Contract manufacturing sales also declined in 2013 (although the decrease in contract manufacturing sales was due to an unexpected delay earlier in 2013 that resulted in decreased shipments to one of ABMC’s customers). In August 2013, ABMC settled the complaint filed in December 2010. Operating expenses in 2013 increased even though more severe actions were taken in the latter part of 2013 after ABMC received the notice from the FDA. The increased expenses were primarily a result of costs associated with filing a 510(k) marketing application for OralStat with the FDA and higher bank service fees associated with debt financings. In August 2013 a salary and commission deferral program (the “Deferral Program”) was put in place to improve cash flow. The Deferral Program consisted of a 20% salary deferral for our sole executive officer CEO Melissa Waterhouse (“Waterhouse”), and a non-executive VP Operations, as well as a 20% commission deferral for a sales consultant, and a 25% commission deferral of employee sales commissions.

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In 2014, ABMC lost OralStat workplace sales (which typically amounted to 15% of ABMC’s annual sales), the loss of a government account, and continued price pressures from foreign competitors all negatively impacted drug test sales. Increased contract manufacturing sales were not enough to offset the lower drug test sales. The cost reductions implemented in the latter part of 2013 did result in significantly reduced operating expenses in 2014. One of the cost reductions involved consolidation of our New Jersey facility in in December 2014; the facility was downsized from three units to one unit, and certain operations were moved up to ABMC’s (owned) New York facility. The Deferral Program continued throughout 2014.

In the first quarter of 2015, ABMC launched a urine-based, all-inclusive drug test (Rapid TOX Cup® II) that contained multiple drugs on one test strip in efforts to compete with the less expensive, foreign manufactured drug tests (that contained one test on each single test trip). With a number of customers, the time between initial contact and the receipt of an order can be quite long so this launch did not have a positive impact on 2015 drug test sales. Contract manufacturing sales declined slightly in 2015 so, even with the new product, sales continued to decline in 2015. ABMC applied to the FDA in late 2015 for a marketing clearance to sell Rapid TOX Cup II to customers requiring a CLIA waived product (thereby increasing the product’s marketability). Even with reduced sales, operating results improved in 2015 due to the cost containment actions taken in 2013 and 2014. ABMC also refinanced substantially all of its debt to reduce interest costs. The Deferral Program continued throughout 2015 (although the deferral of employee commissions was reduced from 50% to 25% in July 2015).

Even with the introduction of the Rapid TOX Cup II, ABMC’s ability to maintain and/or increase sales continued to be negatively impacted by a very cost-competitive market dominated by less expensive products made outside of the U.S. At the end of 2016, ABMC was still in the process of applying to the FDA for marketing clearance to sell Rapid TOX Cup II to customers requiring a CLIA waived product. In September 2016, contract manufacturing sales began to decrease. The customer contracting with ABMC to manufacture their fetal amniotic rupture product was acquired. The acquirer was a much larger company and informed ABMC that they planned to manufacture the product going forward. However, ABMC was paid a tech transfer fee in the amount of $300,000. Operating expenses did decline in 2015 even though there were increased costs related to the 510(k) application. The Deferral Program continued throughout 2016; 20% salary deferral for Waterhouse, and non-executive VP Operations, as well as a 20% commission deferral for a sales consultant (the sales employee deferrals were discontinued in January 2016). In efforts to diversify the ABMC revenue stream, late in the first quarter of 2016, ABMC signed an independent agent agreement with an entity that would allow ABMC to sell a toxicology management service to its customers. In addition, later in 2016, ABMC entered into an agreement to offer an additional testing product, a breath analyzer. Waterhouse continued making efforts to identify and secure new contract work and possible additional diversification alternatives.

As expected, the loss of the contract manufacturing customer in September 2016 resulted in further declining sales in 2017. ABMC also lost two government drug test accounts; one in early 2017 and one in the latter part of 2017. The loss of these two accounts resulted in litigation filed by ABMC in February 2017 against a number of parties, including but not limited to, a former VP, Sales & Marketing/Sales Consultant of ABMC. Over the course of 2017, ABMC reorganized and restructured its sales and marketing department. More sales diversification alternatives were also secured in 2017; products for the detection of alcohol, alternative sample options for drug testing (such as lab based oral fluid testing and hair testing). In 2017, ABMC also started offering customers lower-cost, foreign manufactured drug tests via a distribution relationship with Healgen Scientific Limited Liability Company (“Healgen”; the Buyer in the Asset Sale). ABMC also received FDA marketing clearance for the Rapid TOX Cup II in August 2017. Operating expenses decreased once again in 2017 but, gross profit margins continued to erode as sales continued to decline; most of which was due to manufacturing inefficiencies. The majority of ABMC overhead costs are fixed and when absorbed over fewer testing strips/products produced (due to decreased sales) ABMC’s cost of goods increases. The Deferral Program continued throughout 2017 for Waterhouse and a non-executive VP Operations.

In January 2018, ABMC retained an individual to act as its Director of Clinical Sales to spearhead marketing efforts of the Rapid TOX Cup II in clinical markets since the appropriate marketing clearance was received in August 2017. Unfortunately, ABMC sales did not improve in 2018 despite the efforts that were undertaken in prior years and into 2018. Although the lower cost products ABMC was distributing did result in new sales for ABMC, the full negative impact of the account lost in the latter part of 2017 was felt in 2018. Gross profit margin continued to decline as a result of decreased sales. Operating expenses continued to decline as more expense reductions were made, including personnel reductions. The Deferral Program continued throughout 2018 for Waterhouse and a non-executive VP Operations.

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The account lost in 2018 continued to impact sales in 2019. Drug tests; more specifically urine drug tests which were the bulk of ABMC sales; were being considered commodities with price being the primary factor when deciding what drug test to buy; especially in sales to government entities. Apart from the lower cost drug test ABMC was offering via distribution, the new offerings did not positively impact sales. However, in 2019, ABMC did obtain two new contract manufacturing customers and there were some sales generated by both of these new customers in 2019. Once again, gross profit margin declined due to manufacturing inefficiencies as well as certain situations where pricing was lowered to retain sales. Operating expenses declined due to continued expense cuts to offset the declining sales despite increased legal fees in connection with the litigation ABMC filed in 2017. As a result of the continuing sales declines and working capital, ABMC did agree to settle the 2017 litigation (including the counterclaim that was filed under which deferred compensation was claimed). The Deferral Program continued throughout 2019 for Waterhouse but, the non-executive VP retired in November 2019 and as a result, ABMC was required to pay back their deferred compensation over time and those payments began upon their retirement.

In March 2020, the World Health Organization declared Covid-19 a pandemic. That same month, ABMC signed a distribution agreement with Healgen that enabled ABMC to market and sell Healgen’s rapid Covid-19 antibody test in accordance with an EUA granted to Healgen. In December 2020, ABMC also started offering a rapid antigen test for Covid-19 (which was also from Healgen). Unfortunately, drug test sales were negatively impacted by the pandemic and sales to the new contract manufacturing customers also ceased due to the pandemic. Sales of the Covid-19 rapid tests were greater than the declines and ABMC was able to report increased sales in 2020. Gross profit still declined because although net sales increased, the increase was a result of products ABMC distributed and sales of products ABMC manufactured declined further which, resulted in continued manufacturing inefficiencies. Operating expenses did increase in 2020 due to increased commission expenses (due to the Covid-19 rapid test sales) and increased costs associated with debt. The Deferral Program continued for Waterhouse until it ceased in early June 2020 considering the length of time the deferral was in place for Waterhouse (almost 7 years) and the increasing balance owed. Payments continued to be made to the retired non-executive VP in 2020 with the expectation that the total amount owed would be paid by May 2021. In April 2020, ABMC received proceeds ($332,000) from a loan under the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”). The PPP loan was unsecured, with an interest rate of 1.00% per annum, with principal and interest payments deferred for the first six months, and maturity in two years. In December 2020, ABMC signed a purchase agreement for an equity line of credit with Lincoln Park Capital Fund, LLC (“Lincoln Park”). Proceeds from sales under the Lincoln Park purchase agreement were used for working capital and to support growth initiatives. In 2020, ABMC raised $125,000 through the sale of ABMC securities to Lincoln Park.

Throughout 2021, drug test sales continued to be impacted by the pandemic and the commoditization of urine drug test products. Covid-19 testing turned from antibody testing (the tests ABMC sold in 2020 that contributed $1.6M to sales) to rapid antigen testing. ABMC did secure distribution of the Healgen rapid Covid-19 antigen test in December 2020 and was able to generate sales in the same month. However, in early 2021 Healgen informed ABMC that ABMC could no longer offer the rapid Covid-19 antigen test for sale in the U.S. Although ABMC did secure another distribution relationship for rapid Covid-19 antigen tests in May 2021, ABMC lost Covid-19 test sales (and customers) due to the several months test sales were disrupted. These events led to a significant decline in sales in 2021 (even when compared to the pre-pandemic year of 2019). Gross profit margin continued to decline; due to the same manufacturing inefficiencies and increased costs of manufacturing (material and labor costs associated with manufacturing). ABMC did implement a price increase in July 2021 to improve the gross profit margin; however, raising prices on commoditized products can lead to lost customers or lower sales to customers. Operating expenses declined again in 2021 and, a large portion of the decline was due to less sales employees due to terminations (for lack of performance). After ABMC paid all deferred compensation to the former non-executive VP in May 2021, ABMC began making deferred compensation payments to Waterhouse. In 2021, ABMC was able to raise an additional $639,000 through the sale of ABMC securities under the Lincoln Park purchase agreement. In June 2021, ABMC applied for forgiveness of the PPP loan in the amount of $332,000 under PPP guidelines and the PPP loan (and all accrued interest) was forgiven in August 2021. During the first, second and third quarters of 2021, ABMC qualified for refunds under the Employee Retention Credit (“ERC”) program. In 2021, ABMC (through its payroll provider) sought refunds for these three quarters in the amounts of $202,000 (Q1 2021), $198,000 (Q2 2021) and $137,000 (Q3 2021). ABMC received its refund for Q3 2021 in December 2021.

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In February 2022, ABMC’s largest customer informed ABMC that they were purchasing drug tests from another supplier for one of their market segments (a rather large market segment that ABMC previously supplied on an exclusive basis). The customer indicated that ABMC would continue to supply the other market segment. Although the customer indicated that ABMC would still receive orders for the larger market segment, the customer did not submit any further orders. This resulted in another significant decline in sales. In the nine months ended September 30, 2022 (ABMC’s most recent financial report available), ABMC reported a gross loss (this was after a gross loss reported in the second quarter of 2022 for the first time in ABMC history). High costs of manufacturing in the U.S. and price competition played a part in the gross loss, along with the loss of the largest customer. The larger market segment that ABMC was supplying exclusively to this customer was a higher margin market while the secondary market ABMC did retain was a very low margin market. Previously the higher margin market, when blended with the low margin, produced an acceptable gross profit margin. Without the higher margin sales to this customer, the gross margin is now at a very low profit. Operating expenses decreased in the nine months ended September 30, 2022 as ABMC continued to reduce costs. In April 2022, Waterhouse voluntarily deferred her salary once again along with another member of senior management. Due to a depressed stock price, ABMC was not able to raise any money under the Lincoln Park purchase agreement in 2022. ABMC did receive the ERC refund ($198,000) for Q2 2021 in June 2022. As of the date of this Proxy Statement, ABMC has not received the ERC refund for Q1 2021 ($202,000).

Rationale Behind the Asset Sale

ABMC believes the losses it has reported over the last several years and most recently the significant loss reported for the nine months ended September 30, 2022 will continue as (i) its primary business (onsite drugs of abuse tests) has become a commoditized market where price is the primary consideration for purchase and ABMC cannot compete with the low pricing offered by its competitors who manufacture outside of the U.S. when ABMC manufactures its drug testing products completely in the U.S. and (ii) ABMC has not been able to obtain new business to replace the significant loss of business (which began in late 2021) from its largest customer. These two issues are further exacerbated by the continuing impact of the Covid-19 pandemic.

Part of the inability to attain new customers is due to expense reductions that ABMC has undertaken over the last several years to combat losses. Many of these expense reductions, such as reduced selling and marketing and research and development expenditures, along with reduced and deferred salaries of a number of employees, are incompatible with growing or even maintaining ABMC’s business both in the short and the long term. In addition, ABMC’s cash position has deteriorated, and continues to deteriorate, due to operating losses and payments required under its debt facilities.

Over the last several years, ABMC has been able to access loans from shareholders and raise funds via private equity financings. As time goes on and the financial results continue to deteriorate, these options are no longer available to ABMC. Waterhouse has also extended loans to ABMC and in addition to salary deferral, Waterhouse is owed currently salary.

Over the last several years, ABMC has retained financial consultants to seek out alternative solutions; most recently in early 2022. The consultants were seeking solutions including but not limited to potential mergers, acquisitions, investment in ABMC, and strategic relationships. Simultaneously, ABMC management was seeking alternative solutions and began discussions with the Buyer. With the current financial condition of ABMC, ABMC was not able to find a suitable alternative apart from the Asset Sale.

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After carefully weighing the facts and circumstances associated with the Asset Sale to the Buyer, as well as alternative courses of action, ABMC’s Board has unanimously concluded that the proposed sale of substantially all of ABMC’s assets is the best available alternative to maximize value for shareholders.

The Board believes ABMC’s status as a fully reporting public company is an asset which may be sufficiently attractive to induce others to enter into business combinations with ABMC. ABMC is exploring strategic transactions which may result in ABMC entering into a new line of business (subject to specific competitive limitations under the Asset Purchase Agreement; found in Section 4.1of the Asset Purchase Agreement). ABMC believes strategic acquisitions using ABMC’s publicly traded stock as transaction consideration could enhance shareholder value. Nonetheless, the Board may later determine to dissolve ABMC and distribute its remaining assets to ABMC shareholders if ABMC is unable to make any strategic acquisitions.

The business being acquired by the Buyer is the only area of operations in which ABMC is engaged. If the Asset Sale is approved by the shareholders and the sale of the business is completed, ABMC will no longer engage in the development, manufacturing and selling of point of collection diagnostic products, including onsite drug test products and instead intends to pursue opportunities in other areas. Upon the consummation of the Asset Sale, ABMC will no longer engage in the business, which accounted for all of ABMC’s revenues, costs and expenses, and earnings for all fiscal years prior to January 1, 2022 and for the nine months September 30, 2022.

Board approval; Third-Party Valuation

The Board of Directors has unanimously determined that the terms of the Asset Sale are advisable, fair to and in the best interests of the ABMC shareholders and, accordingly, recommends that shareholders as of the Record Date vote “FOR” the proposal to approve the Asset Sale.

Over the last several years, although efforts have been made by both management and financial advisory firms ABMC has retained, no firm offers have been made to ABMC with respect to any merger or consolidation, the sale or other transfer of all or any substantial part of our assets or the purchase of a controlling share of our securities. The Board of Directors did not believe this fact was relevant to its consideration of the fairness of the Asset Sale.

The Board of Directors did not obtain a valuation from a third party because it determined that the expense associated with obtaining such valuation was not justified in light of the current financial condition of ABMC, including, but not limited to the lack of cash flow to obtain the third party valuation as well as the fact that the bulk of the purchase price (more than 50%) was real estate, M&E and inventory. All of these assets can be readily valued using past appraisals and current market conditions (in the case of the Real Estate) along with the recorded book value of the assets (in the case of M&E and inventory).

Past Contracts, Transactions and Negotiations

Loans from Buyer: Buyer has extended loans to ABMC in the amount of $715,000; such loans to be paid back to Buyer in full at Closing with all interest waived by Buyer. The loan is secured by a first security interest in all ABMC assets with the exception of those assets already encumbered by the loan with Cherokee Financial, LLC (i.e. the real property and machinery and equipment). If shareholders do not approve the Asset Sale on February 15, 2023, ABMC will be required to make the first of three payments under the loan agreement with the Buyer. The first payment is in the amount of $251,000 with payments of the same amount due on March 15, 2023 and April 15, 2023. See Annex C – Loan Promissory Note and Security Agreement, as amended.

Distribution Relationship: Prior to entering into the Asset Purchase Agreement, ABMC did distribute Buyer’s toxicology products and rapid tests for Covid-19. Apart from this distribution relationship and the recent loans against the Purchase Price, there was no other business of a material nature between ABMC and Healgen.

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Risk Factors

For a description of certain risk factors in respect of the business of ABMC, see the risk factors set forth in ABMC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”).

Other risks more specific to the Asset Sale include, but are not limited to:

•	The Sale, even if approved by the Shareholders, may not be completed.

•	If Shareholders do not approve the Asset Sale, the loans from the Buyer would become due and payable (see “Loan from Buyer”). Given ABMC’s current financial condition, it is unlikely ABMC could make the required payments. This inability could result in the Buyer taking possession of the assets collateralizing the loan thereby making it impossible for ABMC to continue operations.

•	Shareholders could vote against the Asset Sale, thereby making the Sale impossible and adding great uncertainty as to the ability of ABMC to continue operations.

•	Any delay in the closing of the Asset Sale will result in ABMC’s inability to pay off its existing debt with Cherokee Financial, LLC that is due on February 15, 2023. This inability could result in Cherokee Financial LLC taking possession of the facility in Kinderhook, NY and all of ABMC’s machinery and equipment, thereby making it impossible for ABMC to continue operations.

•	Any delay in the closing of the Asset Sale could decrease the funds available to pay off ABMC’s other creditors because ABMC will continue to be subject to ongoing operating expenses.

•	The occurrence of certain events, changes or other circumstance could give rise to the termination of the Asset Purchase Agreement, which would result in the Asset Sale not being consummated.

•	The Asset Sale process may disrupt current plans and operations and ABMC may face difficulties in employee retention.

•	ABMC will continue to incur the expenses of complying with public company reporting requirements.

Dissenters’ Rights

The management and board of directors of ABMC believe that the Asset Sale is in the best interest of, and represents a fair value to, the shareholders. Shareholders who are entitled to vote on the Asset Purchase Agreement and who object to its terms, however, may be entitled to certain rights under the NY BSC provided that they comply with the conditions of Sections 623 and 910 of the NY BSC. Shareholders who vote for the Asset Sale will be waiving their rights to dissent from the Asset Sale.

Sections 623 and 910 of the NY BSC are reprinted in their entirety as Annex B of this Proxy Statement. The following discussion is not a complete statement of the law regarding dissenters’ rights and is qualified in its entirety by reference to Annex B. This discussion and Annex B should be reviewed carefully by any shareholder who wishes to exercise statutory dissenters’ rights or who wishes to preserve the right to do so. Failure to comply with the procedures set forth in Section 623 and 910 of the NY BSC will result in the loss of dissenters’ rights

Generally, the NY BSC provides that shareholders of a corporation that sells substantially all of its assets to another corporation who are entitled to dissent from the sale and who have perfected their dissenters' rights may require purchase of their shares for cash based on the fair value of those shares in lieu of retaining their shares of ABMC’s common stock. The fair value will be determined as of the day prior to the closing of the Asset Sale, and this determination will exclude any appreciation or depreciation in anticipation of the Asset Sale.

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A holder of ABMC's common stock who properly follows the procedure for exercising dissenters' rights for his or her shares pursuant to Section 623 of the NY BCS may be entitled to receive in cash the "fair value" of his or her shares in lieu of retaining those shares of ABMC’s common stock. The "fair value" of a dissenting shareholder's shares will be the value of those shares on the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the Asset Sale, unless exclusion would be inequitable. The "fair value" could be more than, equal to or less than the market value of ABMC's common stock on close of business on the day prior to the shareholders' authorization date. In the event the dissenting shareholder and ABMC cannot agree on the "fair value" of the dissenter's common stock, "fair value" may ultimately be determined by the supreme court in the judicial district in which the State of New York.

To properly exercise dissenters' rights with respect to the Asset Sale and to be entitled to payment under Section 623 of the NY BCS, a holder of ABMC's common stock must, among other things, (i) prior to the Meeting or at the Meeting but before the vote is taken, deliver to ABMC, written notice of the shareholder's intent to demand payment for his or her shares if the Asset Sale is approved; (ii) not vote his or her shares in favor of the Asset Sale; and (iii) upon receipt of a dissenters' notice from ABMC (as described below), timely deliver a demand for payment and timely deposit the shareholder's certificates in accordance with the terms of the dissenters' notice.

Thus, any holder of ABMC's common stock who wishes to dissent and who executes and returns a proxy on one of the accompanying forms must specify that the holder's shares are to be voted against the Asset Sale or that the proxy holder should abstain from voting the holder's shares in favor of the Asset Sale. A vote against the Asset Sale is a proper exercise of dissenters' rights. If the shareholder returns a proxy without voting instructions, or with instructions to vote in favor of the Asset Sale, the holder's shares will automatically be voted in favor of the Asset Sale, and the shareholder will lose any dissenters' rights.

A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if (i) the beneficial shareholder submits to ABMC the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (ii) the beneficial shareholder does so with respect to all shares of which the shareholder is the beneficial shareholder or over which the shareholder has power to direct the vote.

Within 10 days after the shareholders' authorization date, ABMC will send a written dissenters' notice to each holder of ABMC's common stock who satisfied the requirements of clauses (i) and (ii) above giving written notice of such authorization or consent to each shareholder who filed written objection.

Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or 15 days after the shareholders' authorization date, whichever is later (but in no case later than 90 days from the shareholders' authorization date), ABMC will make a written offer to each shareholder who has filed such notice of election to pay for the shares at a specified price which ABMC considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, the offer shall also be accompanied by (1) advance payment, if the shareholder has already submitted their certificates representing the shares to ABMC, of an amount equal to eighty percent of the amount of such offer, or (2) if the shareholder has not yet submitted the certificates, a statement that advance payment to them in an amount equal to eighty percent of the amount of such offer will be made by ABMC promptly upon submission of the certificates.

If the corporate action has not been consummated at the time of the making of the written offer, the advance payment or statement as to advance payment will be sent to each shareholder entitled upon consummation of the corporate action. Every advance payment or statement as to advance payment will include advice to the shareholder that acceptance of such payment does not constitute a waiver of their dissenters' rights. If the corporate action has not been consummated upon the expiration of the 90 day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. The offer will be made at the same price per share to all dissenting shareholders and shall be accompanied by an ABMC balance sheet as of the latest available date, which will not be earlier than 12 months before ABMC made the written offer, and an income statement for not less than a 12 month period ended on the date of the balance sheet. If within thirty (30) days after the making of such offer, ABMC and any shareholder agree upon the price, payment shall be made within 60 days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates representing the shares.

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If ABMC fails to make an offer within the required time period, or if any dissenting shareholder or shareholders disagree with the offer and they fail to agree within 30 days after the offer, ABMC will institute a special proceeding in the supreme court in the judicial district in New York State to determine the rights of dissenting shareholders and to fix the fair value of their shares. If ABMC does not institute the proceeding within the required time frame, any dissenting shareholder may institute the proceeding within a required time frame (which would result in all dissenting shareholders being parties to the proceeding). Any failure to do so would result in all dissenters’ right being lost, unless the court directs otherwise. Within the proceeding, the court shall make determinations including the fair value of the shares and any interest that the court determines to be fair and equitable. ABMC and dissenting shareholders would each bear their own costs and expenses related to such a proceeding unless the court, in its discretion, determines otherwise. ABMC would be required to pay each dissenting shareholder the amount determined by the court upon surrender of any certificate representing the shares.

No payment would be required to be made to a dissenting shareholder at a time when ABMC is insolvent or when such payment would make ABMC insolvent. In such event, the dissenting shareholder has specific options under Section 623(j) of the NY BCS.

Vote required to Approve the Asset Sale

Under section 909 of the New York Business Corporation Law (NY BSC), the Asset Sale requires approval by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of common stock on the record date. Accordingly, ABMC is submitting the Asset Sale to a shareholder vote.

Each share of ABMC common stock is entitled to one vote. IF A SHAREHOLDER DOES NOT VOTE AT THE MEETING, EITHER IN PERSON OR BY PROXY, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ASSET SALE.

ABMC Recommendation to Shareholders

THE ABMC BOARD OF DIRECTORS BELIEVES THE TERMS OF THE ASSET SALE ARE FAIR TO AND IN THE BEST INTERESTS OF ABMC AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE ASSET SALE.

No Regulatory Approval

There are no federal or state regulatory requirements that must be complied with or approval must be obtained from in connection with the Asset Sale.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Asset Sale.

Proposal 2 – The Adjournment Proposal

General

If necessary, including if, at the Meeting, the number of shares of ABMC common stock, present or represented by proxy and voting in favor of the approval of the Asset Sale is insufficient to approve such proposal under the New York Business Corporation Law, ABMC intends to move to adjourn the Meeting in order to enable the Board to solicit additional proxies in respect of the approval of the Asset Sale. In that event, ABMC will ask ABMC shareholders to vote only upon the Adjournment Proposal, and not upon the other proposal to be acted on at the Meeting.

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In the Adjournment Proposal, ABMC is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Meeting to another time and place for the purpose of soliciting additional proxies. If shareholders approve the Adjournment Proposal, ABMC could adjourn the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted.

Vote Required to Approve the Adjournment Proposal

The affirmative vote of a majority of the outstanding shares of ABMC’s common stock present in person or by proxy at the Meeting is required to approve the Adjournment Proposal. This means that, of the shares present in person or by proxy at the Meeting, a majority must vote in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved.

Abstentions will have the effect of a vote against, but broker non-votes will have no effect on the determination of this proposal.

ABMC Recommendation to Shareholders

The Board believes that if the number of shares of ABMC’s common stock present or represented by proxy at the Meeting and voting in favor of the Asset Sale is insufficient to approve such proposal, it is in the best interests of ABMC’s shareholders to enable ABMC to continue to seek to obtain a sufficient number of additional votes to bring about the approval of the Asset Sale.

The Board of Directors unanimously recommends a vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 22, 2022, there were 48,098,476 common shares outstanding. The following table sets forth, as of December 22, 2022, the beneficial ownership of ABMC's common shares by (i) each director, (ii) the ABMC CEO/PFO (ABMC’s only executive officer), (iii) all directors and the executive officer of ABMC as a group, and (iv) each shareholder, known to management of ABMC, to beneficially own more than five percent of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after December 22, 2022 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise noted, the address of each person is c/o American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Melissa A. Waterhouse	1,225,000(1)	2.48%
Common	Jean Neff	186,226(2)	*
Common	Peter Jerome	120,610(3)	*
Common	Directors and Executive Officers as a group (3 persons)	1,531,836(4)	3.10%

Common	MP Biomedicals LLC	4,738,601(5)	9.85%
Common	Stuart Sternberg	4,444,964(6)	9.24%
Common	Chaim Davis	3,309,047(7)	6.87%
Common	John J. Moroney	2,486,108(8)	5.17%

*	Less than one percent (1%).

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(1)	Includes 1,225,000 shares of common stock subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(2)

Includes 66,226 shares issued to Jean Neff in connection with her attendance at meetings of our Board of Directors in the years ended December 31, 2020 and December 31, 2019 as well as 120,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(3)

Includes 80,610 shares issued to Peter Jerome in connection with his attendance at meetings of our Board of Directors in the years ended December 31, 2020 and December 31, 2019, as well as 40,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(4)	Includes an aggregate of 1,385,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(5)

Information based on the last Section 16(a) filing made by MP Biomedicals LLC on December 22, 2015. The last known address for MP Biomedical LLC is 3 Hutton Centre Drive, Suite 100, Santa Ana, CA 92707.

(6)

Information based on the last Schedule 13G/A filed by Stuart Sternberg on November 30, 2021. The address for Mr. Sternberg (indicated on the Schedule 13G/A) is 555 5th Ave NE, Unit 1043, St Petersburg, FL 33701.

(7)

Information based on the last Form 4 filings made by Chaim Davis on July 2, 2020 and March 3, 2020. Also includes 90,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(8)

Information based on last Form 4 filed by John J. Moroney, a principal of Landmark Pegasus, Inc. on July 19, 2021 and a Schedule 13D filed on July 26, 2021 which both indicated ownership of 1,986,108 shares plus the addition of 500,000 shares issued to Landmark Pegasus on March 14, 2022 in connection with a Financial Advisory Agreement. The address for Mr. Moroney (indicated on the Form 4 and Schedule 13D) is 118 Pegasus Drive, Jupiter, FL 33477.

Interests of Certain Persons in Matters to be Acted Upon

ABMC is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director, executive officer or any associate or affiliate of any of the foregoing in any matter, to be acted upon at the Meeting.

Procedure for Submitting Shareholder Proposals

This is not a regularly scheduled Meeting. Therefore, in order for a proposal to be included in this Proxy Statement, the proposal must be received by ABMC in a reasonable time before ABMC beings to print and send its proxy materials to shareholders.

The deadline for submitting proposals for ABMC’s Annual Meeting of Shareholder later in 2023 can be found in the Proxy Statement filed with the SEC on April 28, 2022.

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Where you can find Additional Information/Incorporation by Reference

ABMC is subject to the reporting and information requirements of the Exchange Act and, as a result, file, or will file, periodic reports, proxy statements and other information with the SEC. These periodic reports and other information are available for inspection and copying at the SEC’s public reference room and the website of the SEC, in each case, referred to below. ABMC also maintains a website at http://www.abmc.com and makes available free of charge through this website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. ABMC makes these reports available through its website as soon as reasonably practicable after ABMC electronically files such reports with, or furnish such reports to, the SEC. The information contained on, or that can be accessed through, ABMC’s website is not a part of this prospectus. The reference to the ABMC web address does not constitute incorporation by reference of the information contained in, or that can be accessed through, the ABMC website. These documents are also available without charge by writing to: Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, NY 12106.

ABMC incorporates by reference in this Proxy Statement any future filings that ABMC may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Meeting. Such documents are considered to be a part of this Proxy Statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

If you have questions about the Meeting, the Asset Sale or the Adjournment Proposal or if you would like additional copies of this Proxy Statement or the proxy card, you should contact our Corporate Secretary by writing to 122 Smith Road, Kinderhook, NY 12106.

You should rely only on the information contained in this Proxy Statement. ABMC has not authorized anyone to provide you with information that is different from or that adds to what is contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date indicated on the cover of this document, unless the information specifically indicates that another date applies. The mailing of this Proxy Statement to ABMC shareholders does not create any implication to the contrary.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer
December 22, 2022

18

Annex A

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2022, by and between American Bio Medica Corporation (“Seller”) and Healgen Scientific Limited Liability Company (“Buyer”).

RECITALS

A.

Seller is engaged in the business of manufacturing and distributing point of care tests in the clinical, forensic, employment, criminal justice and insurance markets for pregnancy, women’s health, infectious disease, toxicology (urine, orals, and hair) (collectively, the “Business”);

B.

Buyer desires to purchase from Seller, and Seller wishes to sell and assign to Buyer, substantially all properties, business, and assets of Seller used and/or useful in the operation of the Business (“Acquired Assets”), and Buyer wishes to purchase Acquired Assets. Buyer shall not assume any liabilities except for specific Assumed Liabilities (as defined herein); and

C.	Buyer and Seller desire to enter into this Agreement for the purpose of setting forth their mutual understandings and agreements with respect to the foregoing; and

D.	Capitalized terms used but not defined in the context of the Section in which such terms first appear shall have the meanings set forth in Section 8.9.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Article I. PURCHASE AND SALE OF ASSETS.

Section 1.1. Purchase and Sale of Assets. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby sells, transfers, assigns, conveys, and delivers to Buyer, and Buyer hereby purchases and acquires from Seller, all of the Seller’s right, title and interest in, to and under the Acquired Assets, free and clear of all Liens except Permitted Liens. “Acquired Assets” means all of the tangible and intangible assets, properties and rights of every kind and nature and wherever located (other than the Excluded Assets), which relate to, or are used or held for use in connection with, the Business, which assets, properties and rights include, without limitation, the following:

(a) The Owned Real Property;

(b) Intentionally omitted

(c) All tangible personal property (whether as owner, lessor, lessee or otherwise), including, without limitation, all machinery, equipment, instruments and vehicles;

(d) Except as set forth on Section 1.2(b) of the Disclosure Schedule, all Intellectual Property, associated goodwill, related licenses and sublicenses (in each case, whether granted or obtained), and other rights, remedies against infringements of, and rights to protection of interests in Intellectual Property under the Laws of all jurisdictions;

(e) The contracts listed on Section 1.1(e) of the Disclosure Schedule and all associated rights of Seller (the “Contracts”);

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(f) To the extent permitted by applicable Law, all Permits obtained by, on behalf of, or for the benefit of Seller from any Governmental Authority used in the operation of the Business;

(g) All books, records and other printed or written materials used and/or useful in the operation of the Business;

(h) All choses in action, causes of action (except for those causes of action that are related exclusively to any of the Excluded Assets), claims, and demands of Seller (whether known or unknown, matured or unmatured, accrued or contingent), including rights to returned or repossessed goods and rights as an unpaid vendor; rights of recovery, rights of warranty and indemnity, rights to product liability insurance proceeds, rights of set-off and rights of recoupment; all security deposits, utility deposits and other deposits; all marketing and advertising materials, all supplies and miscellaneous assets; the Uniform Product Code Symbols of Seller; and the use of any telephone numbers that are used in the operation of the Business;

(i) All assets identified on Section 1.1(i) of the Disclosure Schedule;

(j) All inventories of Seller, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by Seller in the production of finished goods (“Inventories”); and

(k) All claims of Seller against third parties relating to the Acquired Assets, whether choate or inchoate, known or unknown, contingent or noncontingent.

Section 1.2. Excluded Assets. “Excluded Assets” means:

(a)	all cash, cash equivalents, accounts receivable, short-term investments and marketable securities of Seller wherever located;

(b)	the assets, properties, and rights specifically listed and described on Section 1.2(b) of the Disclosure Schedule; and

(c)	all other assets of Seller not used or held for use in the operation of the Business.

Section 1.3. Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for the Assumed Liabilities as of the Closing. Buyer shall not assume or have any responsibility with respect to any liability of Seller that is not an Assumed Liability. “Assumed Liabilities” means obligations of Seller arising from and after Closing directly relating to the Acquired Assets, and specifically limited to the following:

(a)	all Liabilities arising under or relating to the Contracts listed on Section 1.1(e) of the Disclosure Schedule that occur after the Closing Date resulting from the Buyer’s actions or inactions; and

(b)	all Liabilities for Taxes relating to the Acquired Assets or the Assumed Liabilities beginning after the Closing Date.

Section 1.4. Retained Liabilities. Notwithstanding anything to the contrary contained in Section 1.3 or elsewhere in this Agreement, Seller shall maintain sole responsibility of, and solely shall retain, pay, perform, any Liabilities other than the Assumed Liabilities (collectively, the “Retained Liabilities”), including, but not limited to:

(a)	any Liabilities arising out of or relating to the operation of Seller’s business prior to the Closing Date;

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(b)	Liabilities relating to or arising out of the Excluded Assets;

(c)

any Liability of Seller under this Agreement or any other transaction documents related hereto and the transactions contemplated hereby and thereby, including any Liability of Seller for fees and expenses of counsel, accountants, consultants, advisers and others; and

(d)	any Liability of Seller that is not an Assumed Liability.

Section 1.5. Purchase Price. The aggregate purchase price for the Acquired Assets (the “Purchase Price”) shall be equal to Three Million Dollars ($3,000,000).

Section 1.6. Debt Repayment Amount. At the Closing, Buyer shall deliver to the creditors of the Seller set forth in Section 1.6 of the Disclosure Schedule, by wire transfer of immediately available funds, all amounts necessary to repay in full all indebtedness for borrowed money (including, in each case, the principal and accrued interest and all other costs, expenses and charges of indebtedness due to such creditors)and unpaid tax liens (collectively, the “Debt Repayment Amount”), as set forth in Section 1.6 of the Disclosure Schedule. As a condition precedent to the Closing, the Seller will obtain a payoff letter and termination and release document from each creditor who shall receive a portion of the Debt Repayment Amount. In addition, the Buyer shall deposit Three Hundred Thousand Dollars in a Retention Fund as set forth in 5.4(e).

Section 1.7. Allocation. The parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and Tax purposes) in accordance with the allocation set forth on Section 1.7 of the Disclosure Schedule, which was arrived at in arm’s length negotiations between the parties. Buyer shall prepare and deliver IRS Form 8594 to Seller within 45 days after the Closing Date to be filed with the IRS. In any Proceeding related to the determination of any Tax, neither Buyer nor Seller shall contend or represent that such allocation is not a correct allocation.

Section 1.8. Insurance Tail Policy. Seller will obtain a tail policy for products liability insurance for products sold or manufactured by Seller on or before Closing, such policy reasonably satisfactory to Seller and to last for a period of twenty four (24) months after the Closing.

Section 1.9 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m., local time, on two business days subsequent to approval by the stockholders of Seller holding sufficient shares of capital stock of Seller to approve the transaction in accordance with the New York Business Corporation Law (Shareholder Approval”) by the remote exchange of electronic copies of documents and signatures, or at another time and place, or on another date, as the parties may mutually agree. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 1.10Closing Obligations.

(a)	At the Closing, Seller shall deliver or cause to be delivered to Buyer:

(1)	a bill of sale for all of the Acquired Assets that are tangible personal property, in form reasonably satisfactory to Buyer and Seller (the “Bill of Sale”), duly executed by Seller;

(2)

an assignment of all of the Acquired Assets that are intangible personal property in a form satisfactory to Buyer, which assignment shall also contain Buyer’s undertaking and assumption of the Assumed Liabilites, in form reasonably satisfactory to Buyer and Seller (the “Assignment and Assumption Agreement”), duly executed by Seller;

(3)

assignments of all Intellectual Property assets and separate assignments of all registered marks and patents, in each case, other than Intellectual Property assets, marks and patents listed on Section 1.2(b) of the Disclosure Schedule, in form reasonably satisfactory to Buyer and Seller (collectively, the “IP Assignments”), duly executed by Seller;

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(4)

assignments of all Seller’s 510K’s set forth in Section 1.1(i) of the Disclosure Schedule and delist the Seller’s 510K’s set forth in Section 1.1(i) of the Disclosure Schedule with the FDA and file such documents to transfer ownership to Buyer (the “510K Assignments”), duly executed by Seller;

(5)	with respect to the Owned Real Property, originals executed by Seller of the following (collectively, the “Real Estate Documents”):

(i)

A Warranty Deed properly executed in proper form for recording so as to convey title to the Owned Real Property as required by this Agreement containing a blanket legal description; provided, however, that if such blanket legal description is not contained in the deed, Buyer’s title insurance policy shall contain a contiguity endorsement at no special premium to Buyer.

(ii)	To the extent they are then in Seller’s possession and not posted at the Owned Real Estate, Permits issued for or with respect to the Owned Real Estate by Governmental Authorities having jurisdiction.

(iii)

Evidence of a title insurance policy issued to Buyer (or, if issued to Seller, then reimbursed by Buyer) and such affidavits as Buyer’s title company shall reasonably require in order to omit from its title insurance policy all exceptions for judgments, bankruptcies or other returns against Persons whose names are the same as or similar to Seller’s name.

(iv)

Checks to the order of the appropriate officers in payment of all applicable Transfer Taxes and copies of any required tax returns therefor executed by Seller, which checks shall be certified or official bank checks if required by the taxing authority.

(v)	A certification that Seller is not a foreign person as that term is used in Treasury Regulations Section 1.1445–2.

(vi)

A resolution of Seller’s board of directors and shareholders authorizing the sale and delivery of the deed and a certificate executed by the secretary or assistant secretary of Seller certifying to the adoption of such resolution.

(vii)

Any and all other documents customarily delivered at real estate closings in the location of the Owned Real Property reasonably necessary to record the deed and obtain the title insurance provided for in this Agreement.

(6)

a certificate of the Secretary of Seller certifying, as complete and accurate as of the Closing, attached copies of the charter and bylaws or other applicable governing documents of Seller, certifying and attaching all requisite resolutions or actions of Seller’s board of directors and stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and certifying to the incumbency and signatures of the officers of Seller executing this Agreement and any other document relating to the transactions contemplated hereby;

(7)	all required written consents or written notices required by Contracts for Buyer to assume Contracts set forth on Section 1.1(e) of the Disclosure Schedule; and

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(8)

a payoff letter and termination and release document from each creditor listed in Section 1.6 of the Disclosure Schedule indicating all indebtedness for borrowed money has been paid in full and that any security interest related thereto is terminated and released, in form satisfactory to Buyer (the “Payoff Letter”), duly executed by Seller.

(9)	An employment agreement by and between the Buyer and Melissa Waterhouse (the “Waterhouse Employment Agreement”), duly executed by Melissa Waterhouse in a form satisfactory to Buyer;

(10)

An employment agreement by and between the Buyer and Lawrence Ferringo (the “Ferringo Employment Agreement”, and, together with the Waterhouse Employment Agreement, the “Employment Agreements”), duly executed by Lawrence Ferringo in a form satisfactory to Buyer; and

(b)	At the Closing, Buyer shall deliver, or cause to be delivered, to Seller:

(1)

an amount equal to the Purchase Price, less Debt Repayment Amount, less Retention Fund plus fifty percent of unused Accrued Vacation Pay on Closing Date, by wire transfer of immediately available funds to the account specified by the Seller in Section 1.8(b)(1) of the Disclosure Schedule;

(2)	the Bill of Sale, duly executed by Buyer;
(3)	the Assignment and Assumption Agreement, duly executed by Buyer;
(4)	the IP Assignments, duly executed by Buyer;
(5)	the 510K Assignments, duly executed by Buyer;
(6)	the Real Estate Documents, duly executed by Buyer (as applicable);
(7)

a certificate of the Secretary of Buyer certifying, as complete and accurate as of the Closing, attached copies of the charter and bylaws or other applicable governing documents of Buyer, certifying and attaching all requisite resolutions or actions of Buyer’s board of directors and stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and certifying to the incumbency and signatures of the officers of Buyer executing this Agreement and any other document relating to the transactions contemplated hereby;

(8)	the Payoff Letter, duly executed by Buyer; and
(9)	the Employment Agreements, duly executed by Buyer.

Article II. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby represents and warrants to Buyer as follows, as of the date of this Agreement:

Section 2.1. Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all corporate power and authority necessary to own or lease its properties and assets and to carry on the Business as currently conducted, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority when taken together with all other such failures, has not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Seller is duly qualified or licensed to do business and is in good standing in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the Business makes such qualification necessary, except where the failure to be so qualified or in good standing when taken together with all other such failures, has not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 2.2. Authority. Seller has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution, delivery and performance by Seller of this Agreement, and the consummation by Seller of the transactions contemplated hereby, have been duly and validly authorized by Seller’s board and shareholders and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the transactions contemplated hereby or to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Seller and, assuming this Agreement constitutes the legal, valid and binding agreement of Buyer, constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws, now or hereafter in effect, affecting creditors’ rights generally and by general principles of equity. Upon the execution and delivery by Seller of any other document to which Seller is a party in connection with this Agreement, other than this Agreement and the Disclosure Schedule, each of such other documents will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws, now or hereafter in effect, affecting creditors’ rights generally and by general principles of equity.

Section 2.3. Non-Contravention; Filings and Consents.

(a)

The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both):

(1)	contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Seller;

(2)	contravene, conflict with or result in a violation or breach of any provision of any Law or Order;

(3)

require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which Seller is a party, or by which its properties or assets may be bound or affected or any Governmental Authority affecting, or relating in any way to the Business; or

(4)	result in the imposition or creation of any Lien on, or with respect to, any of the Acquired Assets;

except, in the cases of clauses (2) and (3) above, where the violation, breach, conflict, default, termination, vesting, amendment, acceleration, cancellation or failure to give notice or obtain consent, would not have an effect deemed by Buyer to be material.

(b)

The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby by Seller do not and will not require any Permit of, action by, filing with or notification to, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, an effect deemed by Buyer to be material. For purposes of this Agreement, “Governmental Authority” means any national, state or local, domestic or foreign or international, government or any judicial, legislative, executive, administrative or regulatory authority, tribunal, agency, body, entity or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign or international.

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Section 2.4. Financial Statements.

(a)

Seller has previously delivered to Buyer true and complete copies of its: (i) audited balance sheets and statements of income, retained earnings and cash flows as of and for its fiscal years ended 2021, including all applicable footnotes; and (ii) unaudited interim balance sheets and statements of income, retained earnings and cash flows as of and for the nine-month period ended September 30 2022 (the “Current Financial Statements” and, together with the items described in clause (i) above, the “Financial Statements”). The Financial Statements present fairly in all material respects the financial condition of Seller as at the end of the covered periods and the results of its operations and its cash flows for the covered periods. The Financial Statements were prepared in accordance with GAAP, applied on a consistent basis throughout the covered periods, subject, in the case of the Current Financial Statements, to year-end audit adjustments (which will not, in the aggregate, be material), and the lack of footnotes.

(b)

Except as and to the extent disclosed in the Current Financial Statements, Seller has no Liabilities, other than (i) executor obligations under Seller agreements that are not required to be set forth in the Current Financial Statements in accordance with GAAP; (ii) Liabilities incurred in the ordinary course of business since September 30, 2022; and (iii) Liabilities required by GAAP to be reflected or reserved in the Financial Statements.

Section 2.5. Absence of Certain Changes. Since September 30, 2022 through the date of this Agreement, (a) there has not been a Material Adverse Effect, (b) Seller has conducted its business only in the ordinary course of business consistent with past practice, except for actions taken in respect of this Agreement.

Section 2.6. Employee Benefit Plans. For the past three (3) years, the Seller has not maintained, established, sponsored, participated in or contributed to any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Section 2.7. Labor and Employment Matters.

(a)

Seller is not a party to, bound by or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or understanding with a labor union or organization. None of the employees of Seller is represented by any union with respect to his or her employment by Seller. There is no claim or grievance pending or, to the Knowledge of Seller, threatened against Seller relating to terms and conditions of employment or unfair labor practices, including charges of unfair labor practices or harassment complaints. To the Knowledge of Seller, there is no activity or proceeding by a labor union or representative thereof to organize any employees of Seller, nor have there been any strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees during the last three years.

(b)

There has been no “mass layoff” or “plant closing” as defined by the Worker Adjustment and Retraining Notification Act of 1998 (the “WARN Act”) in respect of Seller and Seller has not been affected by any transactions or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local, or foreign law or regulation which is similar to the WARN Act.

(c)	There have not been any strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees during the last three years.

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(d)

Section 2.7(d) of the Disclosure Schedule contains a complete and accurate list of the following information for each employee of Seller with respect to the Business, including each employee on leave of absence or layoff status: employer; name; job title; date of hiring or engagement; date of commencement of employment or engagement; current compensation paid or payable and any change in compensation since December 31, 2021; sick and vacation leave that is accrued but unused; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan.

(e)

To the Knowledge of Seller, no officer, director, agent, employee, consultant, or contractor of Seller with respect to the Business is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor (i) to engage in or continue or perform any conduct, activity, duties or practice relating to the Business or (ii) to assign to Seller or to any other Person any rights to any invention, improvement, or discovery. No former or current employee of the Business is a party to, or is otherwise bound by, any Contract that in any way adversely affected, affects, or will affect the ability of Seller or Buyer to conduct the business as carried on by Seller.

Section 2.8. Litigation.

(a)

There are no claims, actions, suits, investigations or other legal proceedings (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or affecting Seller, including in respect of the transactions contemplated hereby that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Seller is not subject to any outstanding Order (i) that prohibits Seller from conducting the Business as now conducted or (ii) that would, individually or in the aggregate, have had or would reasonably be expected to have had a Material Adverse Effect.

(b)

To the Knowledge of Seller, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any complaint, claim, action, suit, litigation, proceeding or governmental or administrative investigation that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 2.9. Tax Matters.

(a)

Except as set forth on Section 2.9(a) of the Disclosure Schedule, all Taxes payable with respect to the Acquired Assets and the Assumed Liabilities have been or will be fully and timely paid. All Tax returns required to be filed by Seller for any pre-Closing tax period have been, or will be, timely filed on or before Closing. Such Tax returns are, and will be, true, complete and correct in all respects.

(b)

There are no Liens for Taxes upon any Acquired Assets, except for Permitted Liens. There are no pending, nor has Seller received written notice of any, Tax audits, examinations, claims, actions, assessments, levies, or other Actions of, or with respect to, Seller, the Acquired Assets, or the operation of Seller’s trades or businesses, and there are no unresolved written notices of deficiency, proposed deficiency, or assessment from any Governmental Authority with respect to Taxes of, or relating to, the Acquired Assets and the Business. All material deficiencies asserted or assessments made for Taxes due with respect to the Acquired Assets and the Business as a result of any completed and settled examinations or any concluded litigation have been fully paid.

(c)	Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

(d)

For purposes of this Agreement, “Tax” or, collectively, “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, assessments and other governmental charges, duties (including stamp duty), impositions and liabilities, including capital gains tax, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, escheat, excise and property taxes as well as public imposts, fees and social security charges (including health, unemployment, workers’ compensation and pension insurance), together with all interest, penalties, and additions imposed by a Governmental Authority with respect to such amounts.

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Section 2.10. Compliance with Laws; Permits.

(a)

Seller has not been in conflict with, in default or, with notice, lapse of time or both, would be in default, with respect to or in violation of any (i) statute, law, ordinance, rule, regulation or requirement of a Governmental Authority (each, a “Law”) or (ii) order, judgment, writ, decree or injunction issued by any court, agency or other Governmental Authority (each, an “Order”) applicable to Seller or by which any property or asset of Seller is bound or affected; except, in the case of clauses (i) and (ii), where the conflict, default or violation would not have a an effect determined by the Buyer to be material.

(b)	Seller has not received any written notice

(1)	of any default or violation as described in clause (a) above;

(2)	of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to Seller; or

(3)	from any Governmental Authority alleging that Seller is not in compliance with any applicable Law or Order.

(c)

Seller has all material permits, licenses, orders, registrations, certificates, variances, authorizations, consents, approvals, franchises, and similar rights from Governmental Entities required to conduct the Business as currently conducted (“Permits”) and such Permits are valid and in full force and effect. Seller is in compliance with the terms of such Permits and, as of the date of this Agreement, has not received written notice from any Governmental Authority threatening to revoke, or indicating that it is investigating whether to revoke, any such Permit.

Section 2.11. Environmental Matters.

(a)	Seller has complied at all times with all applicable Environmental Laws.

(b)

No property currently owned or operated by Seller has been contaminated with any Hazardous Substance in a manner that could reasonably be expected to require remediation or other action pursuant to any Environmental Law.

(c)	Seller has not received any written notice, demand, letter, claim or request for information alleging that Seller is in violation of or liable under any Environmental Law.

(d)

Seller is not subject to any order, decree or injunction with any Governmental Authority or agreement with any third party concerning liability under any Environmental Law or relating to Hazardous Substances.

For purposes of this Agreement, “Environmental Law” means any federal, state or local statute, Law, or Order relating to: (i) the protection of health and safety or the environment or (ii) the handling, use, transportation, disposal, release or threatened release of any Hazardous Substance; and “Hazardous Substance” means any substance that is: (i) listed, classified, regulated or defined pursuant to any Environmental Law or (ii) any petroleum product or byproduct, asbestos-containing material, polychlorinated biphenyls or radioactive material.

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Section 2.12. Intellectual Property.

(a)

Seller owns or is validly licensed or otherwise has the right to use all patents, inventions, copyrights, software, trademarks, service marks, domain names, trade dress trade secrets and all other intellectual property rights of any kind or nature (“Intellectual Property”) used in the Business as currently conducted.

(b)

To Seller’s Knowledge after internal commercially reasonable investigation, the Intellectual Property used by Seller does not infringe, misappropriates or otherwise violates the Intellectual Property of any third party.

(c)

Seller has not received any written charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other violation (including any claim that Seller must license or refrain from using any Intellectual Property of any third party).

(d)

To Seller’s Knowledge no third party has infringed upon, misappropriated or otherwise violated any Intellectual Property of Seller. Seller makes commercially reasonable efforts to protect and maintain its Intellectual Property.

Section 2.13. Properties.

(a)

Section 2.13(a) of the Disclosure Schedule contains a true and correct list of each parcel of Owned Real Property and a summary description of all plants and structures located thereon. Seller has good and marketable fee simple title to the Owned Real Property, free and clear of all Liens, other than Permitted Liens.

(b)

While owned by Seller, all improvements on the Owned Real Property materially conform to all applicable state and local Laws or use restrictions. To Seller’s Knowledge, the Owned Real Property is zoned for the various purposes for which such property and improvements thereon are presently being used.

(c)

Seller has not received any notice of any pending or threatened condemnations, planned public improvements, annexation, special assessments, zoning or subdivision changes, or other adverse claims affecting the Owned Real.

(d)	There is no private restrictive covenant or governmental use restriction (including zoning) on all or any portion of the Owned Real Property which prohibits the current use of the Real Property.

(e)

All Permits required for the occupancy and operation of the Owned Real Property (with appurtenant parking uses) as presently being used have been obtained and are in full force and effect and Seller has not received any notices of violations in connection with such items.

(f)	Seller does not have in its possession any studies or reports which indicate any defects in the design or construction of any of the Improvements on the Owned Real Property.

(g)

No Person, other than Buyer, has any right, option, right of first refusal or any other contract, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Owned Real Property.

Section 2.14. Material Contracts.

(a)

Section 2.14(a) of the Disclosure Schedule lists as of the date hereof, and Seller has made available to Buyer true, correct and complete copies of each of the following contracts (each, a “Material Contract”) to which Seller is a party or which bind or affect its properties or assets:

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(1)

contracts containing provisions that limit the ability of Seller (or which, following the consummation of the transactions contemplated hereby, could restrict the ability of Buyer) to compete in any business or with any Person or in any geographic area, or to sell, supply or distribute any of Seller’s services or products (including any non-compete, exclusivity, “most-favored-nation” or similar requirements) or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of so competing or engaging;

(2)

contracts that provide for or govern the formation, creation, operation, management or control of any strategic partnership, joint venture, joint development, or similar arrangement or partnership; and

(3)

contracts that relate to indebtedness having an outstanding principal amount in excess of $1 million or conditional sale arrangements, the sale, securitization or servicing of loans or loan portfolios, in each case, in connection with which the aggregate actual contingent obligations of Seller under such contract are greater than $1 million.

(b)

each Material Contract is valid and binding on Seller that is a party thereto and, to the Knowledge of Seller, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except to the extent enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally, and to general equitable principles, and unless expired or terminated in accordance with its terms; (ii) Seller and, to the Knowledge of Seller, each other party thereto, have performed and complied with all material obligations required to be performed or complied with by them under each Material Contract; and (iii) there is no default under any Material Contract by Seller or, to the Knowledge of Seller, by any other party, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Seller or, to the Knowledge of Seller, by any other party thereto.

Section 2.15. Anticorruption. Seller, including its employees, directors, agents or other Persons acting on their behalf, have not, directly or indirectly, taken any action that would cause Seller to be in violation of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other anticorruption or anti-bribery Laws applicable to Seller (collectively with the FCPA, the “Anticorruption Laws”). Seller, including its employees, directors, agents or other persons acting on their behalf, have not, directly or indirectly, corruptly given, loaned, paid, promised, offered or authorized payment of money or anything of value to any “foreign official” as defined in the FCPA or, in violation of Law, to any other government official, to secure any improper advantage or to obtain or retain business for any Person or to achieve any other purpose prohibited by the Anticorruption Laws. Seller has established and implemented reasonable internal controls and procedures intended to ensure compliance with the Anticorruption Laws.

Section 2.16. Insurance. Seller maintains policies of insurance, including property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is in form and amount as customary for the Business and as may be additionally required under the terms of any contract or agreement. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed. There is no threatened termination of, or pending material premium increase with respect to, any such policies or bonds.

Section 2.17. Brokers; Certain Expenses. No agent, broker, investment banker, financial advisor or other firm or Person, is or shall be entitled to receive any brokerage, finder’s, financial advisors, transaction or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Seller.

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Section 2.18. Adequacy of Acquired Assets; Title to Assets.

(a)

The Acquired Assets include, and upon the purchase of the Acquired Assets Buyer will own or have the uncontested right to use, all rights, properties (including Seller’s Intellectual Property), interests in properties, and assets necessary to permit Buyer to carry on the Business in substantially the same manner as presently conducted by Seller. Each item of tangible personal property, the Equipment and the Improvements on the Owned Real Property, are individually and in the aggregate in good condition and state of repair, reasonable wear and tear and normal depreciation excepted.

(b)	Seller owns good, marketable, and transferable title to all of the Acquired Assets, free and clear of any Liens other than Permitted Liens.

(c)	All tangible personal property used in the Business is in the possession of Seller.

Section 2.19. Intentionally Omitted.

Section 2.20. Intentionally Omitted.

Section 2.21. Relationships With Related Persons. Seller does not own, or since the last three fiscal years has not owned, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that has (a) had business dealings or a material financial interest in any transaction with Seller or (b) engaged in any business in competition with Seller, except for ownership of less than one percent (1%) of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market.

Section 2.22. Solvency. For a period of six (6) months following the Closing Date, Seller shall have sufficient assets to pay its Liabilities (including its indemnification obligations under Article V) as they become due in the ordinary course of business and will have sufficient liquidity of assets, taking into account all Liabilities, to satisfy all of its indemnification obligations under Article V as they become due and owing.

Section 2.23. Books and Records. The books of account and other financial records of Seller, all of which have been made available to Buyer are materially complete and correct and represent actual, bona fide transactions and have been maintained materially in accordance with sound business practices. All of the minute books of Seller have been made available to Buyers, and contain materially accurate records of all meetings held of, and corporate action taken by, the shareholders, the board of directors and committees of the board of directors of Seller, and no meeting of any such shareholders, board of directors or committee has been held for which minutes have not been prepared or are not contained in such minute books.

Section 2.24. Correctness of Representations. No representation or warranty of Seller in this Agreement, or the Disclosure Schedule, or otherwise in connection with the transactions contemplated hereunder, contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not misleading in any material respect. Seller does not have Knowledge of any fact that has specific application to Buyer (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of Seller that has not been set forth in this Agreement or the Disclosure Schedule.

Section 2.25. Independent Investigation; Non-reliance. Seller represents that no representations or warranties have been made to Buyer other than the representations and warranties contained in this Agreement and that, in entering into the transactions contemplated by this Agreement, Seller is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation.

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Article III. REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer represents and warrants to Seller as follows:

Section 3.1. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to carry on its business as now conducted.

Section 3.2. Authority. Buyer has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery of this Agreement by Seller, constitutes a legal, valid and binding agreement of Buyer, enforceable in accordance with its terms against Buyer, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally and by general principles of equity.

Section 3.3. Consents and Approvals. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby require no consent, approval, authorization or filing with or notice to any Governmental Authority other than any actions or filings the absence of which are not reasonably likely to prevent, materially delay or materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

Section 3.4. Non-Contravention. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated by this Agreement do not and will not (with or without notice or lapse of time or both) (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Buyer; (ii) assuming compliance with the matters referred to in Section 3.3, contravene, conflict with or result in a violation or breach of any Law or Order; or (iii) require any consent or approval under, violate, conflict with, result in any breach of any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which Buyer is a party, or by which its properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (ii) and (iii) of this section, as would not reasonably be expected to prevent, materially delay or materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

Section 3.5. Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

Section 3.6. Brokers; Certain Expenses. No agent, broker, investment banker, financial advisor or other firm or Person, is or shall be entitled to receive any brokerage, finder’s, financial advisors, transaction or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Buyer.

Section 3.7. Correctness of Representations. No representation or warranty of Buyer in this Agreement, or the Disclosure Schedule, or otherwise in connection with the transactions contemplated hereunder, contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not misleading in any material respect. Buyer does not have Knowledge of any fact that has specific application to Seller (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of Seller that has not been set forth in this Agreement or the Disclosure Schedule.

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Section 3.8. Independent Investigation; Non-reliance. Buyer represents that no representations or warranties have been made to Seller other than the representations and warranties contained in this Agreement and that, in entering into the transactions contemplated by this Agreement, Buyer is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation.

Article IV. COVENANTS.

Section 4.1. Non-Competition and Non-Solicitation.

(a)

Effective as of the Closing Date, Seller shall not, directly or indirectly compete in the cardiology, infectious disease, molecular, pregnancy, women’s health, toxicology (urine, orals, and hair) in the point of care, laboratory, and clinical diagnostic markets, without the prior written consent of Buyer. Notwithstanding the foregoing, Melissa Waterhouse may enter into a three month consulting agreement with Seller for transition services after the Closing and this shall not violate this Section 4.1(a).

(b)

During the period commencing with the Closing Date and ending on the fifth anniversary of the Closing Date, Seller shall not, directly or indirectly: (i) solicit the trade of, or trade with, any customer or supplier of Buyer such that the customer or supplier of Buyer reduces the amount of business that it does (or, but for that solicitation, would do)with Buyer, or (ii) solicit or induce any employee, distributor, sales representative, agent or contractor of Buyer to terminate his, her or its employment or other relationship with Buyer.

(c)

Seller acknowledges and agrees that Buyer would be irreparably damaged if any of the provisions of this Section 4.1 are not complied with in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that Buyer shall be entitled to an injunction or injunctions to prevent breaches of this Section 4.1 and shall have the right to specifically enforce Section 4.1 and its terms and provisions against Seller in addition to any other remedy to which Buyer may be entitled under this Agreement, at law or in equity.

(d)

It is the intent of the parties that each provision of this Section 4.1 be adjudicated valid and enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which adjudication of the validity or enforcement of Section 4.1 is sought. In furtherance of the foregoing, each provision of Section 4.1 shall be severable from each other provision, and any provision of Section 4.1 that is prohibited or unenforceable in any jurisdiction shall be subject to the following:(i) if the prohibited or unenforceable provision is contrary to or conflicts with any requirement of any statute, rule or regulation in effect in the jurisdiction, then the requirement shall be incorporated into, or substituted for, the prohibited or unenforceable provision to the minimum extent necessary to make the provision valid or enforceable;(ii) the Governmental Entity or arbitrator considering the matter is authorized to (or, if that Governmental Entity or arbitrator is unwilling or fails to do so, then the parties shall) amend the unenforceable provision to the minimum extent necessary to make the provision valid or enforceable, and the parties consent to the entry of an order amending the provision to that extent for that purpose; and (iii) if any unenforceable provision cannot be or is not reformed and made valid or enforceable under this Section 4.1, then the prohibited or unenforceable provision shall be ineffective in that jurisdiction to the minimum extent necessary to make the remainder of Section 4.1 valid or enforceable in that jurisdiction. Any application of the foregoing provisions to any provision of Section 4.1 shall not (x) affect the validity or enforceability of any other provision of Section 4.1 or (y) prevent the prohibited or unenforceable provision from being adjudicated valid or enforced as written in any other jurisdiction.

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Section 4.2. Press Releases. Buyer and Seller shall consult with each other before issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such other public statement without the consent of the other party, which shall not be unreasonably withheld, except as such release or statement may be required by Law or any listing agreement with or rule of any national securities exchange, in which case the party required to make the release or statement shall consult with the other party about, and allow the other party reasonable time (to the extent permitted by the circumstances) to comment on, such release or statement in advance of such issuance, and the party will consider such comments in good faith.

Section 4.3. Employment of Active Employees by Buyer.

(a)

Buyer has provided Seller with a list of current employees to whom Buyer will make an offer of employment (such current employees, the “Proposed Future Employees”). Effective immediately before the Closing, Seller will terminate the employment of all of employees who are Proposed Future Employees.

(b)

Neither Seller nor its Affiliates shall solicit the continued employment of any current employee (unless and until Buyer has informed Seller in writing that the particular current employee will not receive any employment offer from Buyer) or the employment of any Proposed Future Employee after the Closing. Buyer has informed Seller of the identities of those current employees to whom it will not make employment offers.

(c)

It is understood and agreed that (i) Buyer’s expressed intention to extend offers of employment as set forth in this section shall not constitute any commitment, Contract or understanding (expressed or implied) of any obligation on the part of Buyer to a post-Closing employment relationship of any fixed term or duration or upon any terms or conditions other than those that Buyer may establish pursuant to individual offers of employment; and (ii) employment offered by Buyer is “at will” and may be terminated by Buyer or by an employee at any time for any reason (subject to any written commitments to the contrary made by Buyer or an employee and Laws). Nothing in this Agreement shall be deemed to prevent or restrict in any way the right of Buyer to terminate, reassign, promote or demote any of the Proposed Future Employees after the Closing or to change adversely or favorably the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment of such employees.

Section 4.4. Salaries and Benefits.

(a) Except as set forth in Section 4.4(a) of the Disclosure Schedule, Seller shall be responsible for (i) the payment of all wages and other remuneration due to current employees with respect to their services as employees of Seller through the close of business on the Closing Date, including pro rata bonus payments and all vacation pay earned prior to the Closing Date; and (ii) the payment of any termination or severance payments and the provision of health plan continuation coverage in accordance with the requirements of the Consolidated Omnibus Budget Reconciliation Act (COBRA) and Sections 601 through 608 of ERISA. Buyer shall reimburse Seller for Fifty Percent (50%) of Seller’s employees’ outstanding accrued vacation on the Closing (“Accrued Vacation Pay”) conditional upon Seller allowing employees to take vacation in the ordinary course of business prior to Closing. In no event, shall accrued vacation exceed the Accrued Vacation pay set forth in Schedule 4.4(a).

(b) Seller shall be liable for any claims made or incurred by current employees and their beneficiaries through the Closing Date under the Seller’s benefit plans. For purposes of the immediately preceding sentence, a charge will be deemed incurred, in the case of hospital, medical or dental benefits, when the services that are the subject of the charge are performed and, in the case of other benefits (such as disability or life insurance), when an event has occurred or when a condition has been diagnosed that entitles the employee to the benefit.

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(c) For the twelve (12)-month period commencing at the Closing Date, Buyer shall provide to each Proposed Future Employee with a rate of base salary, wages, bonus opportunity and other benefits (other than equity compensation) that are substantially commensurate, in the aggregate, with the cash compensation and benefits provided by Seller immediately prior to the Closing Date.

(d) With respect to each employee benefit plan, policy or practice, including severance, vacation and paid time off plans, policies or practices (excluding equity compensation), sponsored or maintained by Buyer, Buyer shall grant, or cause to be granted to, all Proposed Future Employees from and after the Closing Date credit for all service with the Seller prior to the Closing Date for purposes of eligibility to participate, vesting credit, eligibility to commence benefits, and severance, but excluding benefit accrual under any defined benefit pension plan and any such credit that would result in a duplication of benefits.

(e) Nothing contained herein shall be construed as requiring the Buyer to continue any specific plans or to continue the employment of any Proposed Future Employee.

Section 4.5. Certain Taxes. Except as set forth in Section 4.6 and Section 4.13, payment of All Taxes Resulting From Sale of Assets by Seller. Seller shall pay in a timely manner all Taxes resulting from or payable in connection with the sale of the Acquired Assets pursuant to this Agreement, regardless of the Person on whom such Taxes are imposed by Laws. Under no circumstances shall this Section 4.5. be interpreted to (a) obligate Seller to pay the income Taxes of any of its stockholders or (b) create any rights, as a third party beneficiary or otherwise, in favor of any Person other than Buyer or Seller

Section 4.6. Transfer Taxes. All transfer, sales, use, registration, documentary, stamp, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, if any, shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any tax return or other document with respect to such Taxes or fees (and Seller shall cooperate with respect thereto as necessary).

Section 4.7. Payment of Other Retained Liabilities. In addition to payment of Taxes pursuant to Section 4.5., Seller shall pay, or make adequate provision for the payment, in full all of the Retained Liabilities.

Section 4.8. Removing Excluded Assets. Seller shall use its best efforts to remove all Excluded Assets from all facilities of the Business to be occupied by Buyer after the Closing. Such removal shall be done in such manner as to avoid any damage to such facilities and other properties to be occupied by Buyer and any disruption of the business operations to be conducted by Buyer after the Closing. Any damage to the Acquired Assets or to such facilities resulting from such removal shall be paid by Seller at the Closing. Should Seller fail to remove the Excluded Assets as required by this provision, Buyer shall have the right, but not the obligation, (a) to remove the Excluded Assets at Seller’s sole cost and expense; or (b) to store the Excluded Assets and to charge Seller all storage costs associated therewith. Seller promptly shall reimburse Buyer for all costs and expenses incurred by Buyer in connection with any Excluded Assets not removed by Seller on or before the Closing Date. No breach of this Section 4.8 shall be deemed a breach of this Agreement.

Section 4.9. Reports and Returns. After the Closing, Seller and Buyer promptly shall cooperate with one another to prepare and file all reports and returns required by Laws relating to the business of Seller as conducted using the Acquired Assets, to and including the Closing.

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Section 4.10. Customer and Other Business Relationships. After the Closing, Seller will reasonably cooperate with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of Seller existing prior to the Closing and relating to the Business, including relationships with employees, regulatory authorities, licensors, customers, suppliers and others, and Seller will satisfy the Retained Liabilities in a manner that is not detrimental to any of such relationships. Seller will refer to Buyer all inquiries relating to the Business. Seller shall not, and shall use its commercially reasonable efforts to be sure that none of its officers, employees, agents or stockholders, take any action that would tend to diminish the value of the Acquired Assets after the Closing or that would interfere with the Business, including disparaging the name of the Business.

Section 4.11. Retention of and Access to Records. After the Closing Date, Buyer shall retain for a period consistent with Buyer’s record-retention policies and practices those records of Seller delivered to Buyer. Seller shall have the right to retain copies of any and all such records for all legitimate purposes of Seller, including preparation of financial statements and tax returns. Buyer also shall provide reasonable access thereto, during normal business hours and on at least three days’ prior written notice, to enable them to prepare financial statements or tax returns or deal with tax audits. After the Closing Date, Seller shall provide Buyer reasonable access to records that are Excluded Assets, during normal business hours and on at least three days’ prior written notice, for any reasonable business purpose specified by Buyer in such notice. Prior to the destruction of any records of Seller delivered to Buyer, Buyer shall notify Seller of such proposed destruction and shall offer Seller the option, exercisable within thirty (30) days after Seller’s receipt of such notice, to retake possession and ownership of any such Records.

Section 4.12. Restrictions on Seller Dissolutions or Distributions. Seller shall not dissolve, or make any distribution of the proceeds received pursuant to this Agreement, until Seller’s payment, or adequate provision for the payment, of all of its obligations pursuant to Sections 4.5 and 4.6. As used in this Section 4.12, “adequate provision for payment” shall include any agreement by one or more stockholders of Seller to assume and agree to pay, discharge, and satisfy such obligations as they become due.

Section 4.13. Bulk Sales. Buyer covenants to pay in a timely manner any bulk sales Tax as a result of the transactions contemplated hereunder.

Section 4.14. Effect of Investigation. Either party’s right to indemnification or other remedy based on the representations, warranties, and covenants of the other party contained herein will not be affected by any investigation conducted by either party with respect to, or any knowledge acquired by such party at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, or covenant.

Section 4.15. Conduct of Business. From and after the Effective Date of this Agreement until the Closing, Seller (i) shall operate its business and maintain Acquired Assets in the ordinary course consistent with past practice, (ii) shall not sell or otherwise dispose of, transfer or agree to sell, transfer or dispose of any of the Acquired Assets, except in the ordinary course of business consistent with past practices; and (iii) shall promptly advise Buyer before entering into or modifying in any material respect any Material Contracts or incurring any material obligations outside of the ordinary course of business consistent with past practices.

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Article V. INDEMNIFICATION.

Section 5.1. Indemnification by Seller. Seller shall defend, indemnify and hold harmless Buyer and its respective directors, officers, employees and agents (collectively, the “Buyer Indemnitees”) from and against any and all losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, Buyer Indemnitees based upon, arising out of or in connection, with respect to or by reason of:

(a)	any inaccuracy or breach of the representations and warranties of Seller in this Agreement, any exhibit, or any certificate or instrument delivered by Seller pursuant to this Agreement;

(b)	any default by Seller in the performance or observance of any of its covenants or agreements under this Agreement;

(c)	Any Excluded Asset or any Retained Liabilities conducted on or prior to the Closing Date;

(d)	any Liability arising directly or indirectly from the employment of employees on or prior to Closing Date;

(e)	any breach of intellectual property rights of a third party as constituted on or before the Closing without modification by Buyer; or

(f)	any Liability resulting from product recalls for products manufactured or sold as constituted on or before the Closing without modification by Buyer.

Section 5.2. Indemnification by Buyer. Buyer shall defend, indemnify and hold harmless Seller and its respective directors, officers, employees and agents (collectively, the “Seller Indemnitees”) from and against any and all Losses, incurred or sustained by, or imposed upon, Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a)	any inaccuracy or breach of the representations and warranties of Buyer in this Agreement, any exhibit, or any certificate or instrument delivered by Buyer pursuant to this Agreement; or

(b)	any default by Buyer in the performance or observance of any of its covenants or agreements under this Agreement.

Section 5.3. Survival of Representations and Warranties. All representations. warranties, and covenants made in this Agreement or in connection with the transactions contemplated in this Agreement shall survive the Closing until the twenty four (24) month anniversary of the Closing Date; provided, however, that the representations and warranties in Section 2.1 (Organization), Section 2.2 (Authority), Section 2.17 (Brokers), Section 3.1 (Organization), Section 3.2 (Authority) and Section 3.6 (Brokers) (collectively, the “Fundamental Representations”), shall survive until 60 days after the expiration of the applicable statute of limitations. All covenants and agreements of the parties contained herein that by their nature are to be satisfied, performed or fulfilled from and after the Closing, shall survive the period of time explicitly specified therein and, if not explicitly specified, indefinitely.

Section 5.4. Certain Limitations.

(a)

The Seller shall not be liable to the Buyer Indemnitees for indemnification under Section 5.1 until the aggregate amount of all Losses in respect of indemnification under Section 5.1 exceeds Fifteen Thousand Dollars ($15,000) (the “Basket”), in which event the Buyer Indemnitees shall be entitled to recover only the amount of such Losses in excess of the Basket.

(b)

The Buyer shall not be liable to the Seller Indemnitees for indemnification under Section 5.2 until the aggregate amount of all Losses in respect of indemnification under Section 5.2 exceeds the Basket, in which event the Seller Indemnitees shall be shall be entitled to recover only the amount of such Losses in excess of the Basket.

(c)

The aggregate amount of all Losses for which an indemnifying party shall be liable under Section 5.1(a) or Section 5.2(a), as the case may be, after giving effect to Section 5.4(a) and Section 5.4(b), as the case may be, shall not exceed One Million Dollars ($1,000,000) (the “Indemnification Cap”). Except as set forth in the preceding sentence, the aggregate amount of all Losses for which either party shall be liable under this Agreement with respect to any and all claims, including, without limitation, claims for breach of any representation, warranty, covenant, agreement or obligation set forth herein (including under Sections 5.1(b)-(f) or Section 5.2(b) hereof) or otherwise relating to the subject matter of this Agreement, shall not exceed Three Million Dollars ($3,000,000) (the “Liability Cap”).

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(d)

Notwithstanding the foregoing, the limitations set forth in Section 5.4(a), Section 5.4(b) and Section 5.4(c) shall not apply to Losses based upon, arising out of, with respect to or by reason of intentional fraud or any inaccuracy in or breach of any Fundamental Representation.

(e)

At Closing, Buyer shall deposit Three Hundred Thousand ($300,000) of the Purchase Price in a Buyer bank account (“Retention Fund), which amount, after delivery of the Distribution Notice to, and consultation with, Seller, and subject to the last sentence of this Section 5.4(e), may be used in Buyer’s reasonable discretion to partially or fully satisfy Seller’s indemnification obligations, claims against Buyer for Seller’s tax liabilities, and claims against Buyer for Seller’s Retained Liabilities. The Retention Fund shall be subject to the Basket and Cap provisions and other terms of this Agreement. The Retention Fund shall be held for a period of six months post-Closing and the remaining balance plus interest shall be distributed to Seller within thirty (30) days after the expiration of six months post-Closing. The Buyer shall promptly, but in no event thirty (30) days prior to the intended payment from the Retention Fund, provide Seller with notice of any intended payment (“Distribution Notice”) made from the Retention Fund. Seller will have thirty (30) days from receipt of each Distribution Notice to pay such claim or provide a detailed reasonable objection disputing the potential distribution hereunder. Buyer and Seller shall consider and negotiate the dispute in good faith, and, if Buyer and Seller cannot agree on a resolution to the dispute, then the disputed amount shall not be paid out of the Retention Fund and the dispute will be resolved by a court of competent jurisdiction.

(f)

In calculating the amount of Losses recoverable pursuant to this Article V, the amount of such Losses shall be reduced by (A) any insurance proceeds actually received by the Indemnified Party from any unaffiliated insurance carrier offsetting the amount of such Loss, net of any expenses incurred by the Indemnified Party in obtaining such insurance proceeds (including the payment of a deductible with respect to the same), and (B) any recoveries actually received by the Indemnified Party from other Persons pursuant to indemnification (or otherwise) with respect thereto, net of any expenses incurred by the Indemnified Party in obtaining such payment. If any Losses for which indemnification payments have actually been received by the Indemnifying Party hereunder are subsequently reduced by any insurance payment or other recovery actually received from another Person, the Indemnified Party shall promptly remit the amount of such recovery to the applicable Indemnifying Party (up to the amount of the payment by the applicable Indemnifying Party, after deducting therefrom the full amount of the expenses incurred by such Indemnified Party (i) in procuring such recovery or (ii) in connection with such indemnification to the extent required to be, but which have not been, paid or reimbursed).

Section 5.5. Indemnification Procedure.

(a)

Promptly after receipt by an indemnified party of notice of the commencement of any Action against it, such indemnified party will, if a claim is to be made against an indemnifying party, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party’s failure to give such notice.

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(b)

If any Action referred to in Section 5.5(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Action, the indemnifying party will be entitled to participate in such Action and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Action and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Action and provide indemnification with respect to such Action), to assume the defense of such Action with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Action, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article V for any fees of other counsel or any other expenses with respect to the defense of such Action, in each case subsequently incurred by the indemnified party in connection with the defense of such Action, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party’s prior written consent unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party. If notice is given to an indemnifying party of the commencement of any Action and the indemnifying party does not, within thirty (30) days after the indemnified party’s notice is given, give notice to the indemnified party of its election to assume the defense of such Action, the indemnifying party will be bound by any determination made in good faith in such Action or any compromise or settlement effected by the indemnified party.

Article VI. CONDITIONS TO CLOSING

Section 6.1. Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority (collectively, a “Governmental Order”) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 6.2. Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer's waiver, at or prior to the Closing, of each of the following conditions:

(a)

The representations and warranties of Seller contained in Article II shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have an effect that the Buyer would deem material.

(b)

Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

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(c)	Seller shall have delivered to Buyer duly executed counterparts to the transaction documents (other than this Agreement) and such other documents and deliveries set forth herein.

(d)

Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied (the “Seller Closing Certificate”).

(e)

Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f)

Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the transaction documents and the other documents to be delivered hereunder and thereunder.

(g)	Seller shall have received the approval of its stockholders to consummate the transactions contemplated hereunder.

Section 6.3. Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller's waiver, at or prior to the Closing, of each of the following conditions:

(a)

The representations and warranties of Buyer contained in Article III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer's ability to consummate the transactions contemplated hereby.

(b)

Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

(c)	Buyer shall have delivered to Seller the Purchase Price, duly executed counterparts to the transaction documents (other than this Agreement) and such other documents and deliveries set forth herein.

(d)

Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied (the "Buyer Closing Certificate").

(e)

Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f)

Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the transaction documents and the other documents to be delivered hereunder and thereunder.

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Article VII. TERMINATION

Section 7.1. Termination. This Agreement may be terminated at any time prior to the Closing:

(a)	by the mutual written consent of Seller and Buyer;

(b)	by Buyer by written notice to Seller if:

(i)

Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Seller by February 28, 2023 (the "Drop Dead Date"); or

(ii)

any of the conditions set forth in Section 6.1 or Section 6.2 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c)	by Seller by written notice to Buyer if:

(i)

Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Buyer by the Drop Dead Date; or

(ii)

any of the conditions set forth in Section 6.1 or Section 6.3 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d)	by Buyer or Seller in the event that:

(i)	there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited; or

(ii)

any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.

Section 7.2. Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a)	as set forth in this Article VII and Article VIII hereof; and

(b)	that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.

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Article VIII. MISCELLANEOUS.

Section 8.1. Entire Agreement; Assignment; Amendments. This Agreement (including the Disclosure Schedule and the exhibits to this Agreement) and the Confidentiality Agreement constitute the entire agreement and supersede all oral agreements and understandings and all written agreements prior to the date hereof between or on behalf of the parties with respect to the subject matter hereof. This Agreement shall not be assigned by any party by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement may be amended only by a writing signed by each of the parties, and any amendment shall be effective only to the extent specifically set forth in that writing.

Section 8.2. Severability; Expenses; Further Assurances. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Agreement, each party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Agreement. The parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Agreement.

Section 8.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) upon confirmation of receipt by the addressee, if such notice or communication is delivered via facsimile or e-mail to the facsimile telephone number or e-mail address, as applicable, specified in this Section 8.3 or (b) upon receipt at address of the addressee specified in this Section 8.3, if such notice or communication is delivered by U.S. mail, courier or other physical delivery service. The addresses for such notices and communications shall be as follows:

If to Buyer, to:

Healgen Scientific Limited Liability Company
3818 Fuqua St
Houston, Texas 77047
Email: Cindy.Horton@Healgen.com
Attention: Chief Executive Officer

with a copy (which will not constitute notice to Buyer) to:

Darlene Kolaja, PC
11606 Highgrove Drive
Houston, Texas 77077
Email: Darlene@DKKLaw.com
Attention: Darlene Kolaja

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If to Seller, to:

American Bio Medica Corporation
122 Smith Road
Kinderhook, New York 12106
Attention: Melissa Waterhouse, Chief Executive Officer
Email: mdwaterhouse@abmc.com

with a copy (which will not constitute notice to Seller) to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Spencer G. Feldman, Esq.
Email: SFeldman@olshanlaw.com

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Rejection or other refusal to accept or the inability for delivery to be effected because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 8.1. Governing Law. This Agreement, and any dispute arising out of, relating to, or in connection with this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 8.2. Headings. The descriptive headings in this Agreement are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 8.3. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 8.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. At the Closing, signature pages of counterparts may be exchanged by facsimile or by electronic transmittal of scanned images thereof, in each case subject to appropriate customary confirmations in respect thereof by the signatory for the party providing a

Section 8.5. Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to article, section, paragraph, exhibit and disclosure schedule are to the articles, sections, paragraphs, exhibits and disclosure schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa. The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

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Section 8.6. Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by agreement or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.

“Improvements” means all buildings, structures, fixtures and other improvements included in the Real Property.

“IRS” means the Internal Revenue Service of the United States of America.

“Knowledge” of Seller with respect to any fact or matter means the actual knowledge, after due inquiry and reasonable investigation, of Melissa Waterhouse and Lawrence Ferringo;

“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“Lien” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer and security interests of any kind or nature whatsoever.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Business or Seller, or (b) the ability of Seller to consummate the transactions contemplated hereby on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; or (viii) any change, event, effect or circumstance arising from or related to COVID-19; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iii) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Seller compared to other participants in the industries in which the Seller operates.

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“Net Income” means, for a given period of time, the pre-tax net income of the Business during such period as determined in accordance with GAAP consistently applied.

“Owned Real Property” means all real property listed on Section 2.13(a) of the Disclosure Schedule that is owned by Seller and used in the Business, and all of Seller’s right, title, and interest in the Improvements located thereon, together with all water lines, rights of way, uses, licenses, hereditaments, tenements, and appurtenances belonging or appertaining thereto and any and all assignable warranties of third parties with respect thereto.

“Permitted Lien” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established; (ii) easements, encroachments, declarations, covenants, conditions, reservations, limitations and rights of way (unrecorded and of record) and other similar restrictions or encumbrances of record, zoning, building and other similar ordinances, regulations, variances and restrictions, and all defects or irregularities in title, including any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection; (iii) pledges or deposits to secure the obligations under the existing indebtedness of Seller set forth in Disclosure Section 1.6; (iii) and all Liens created or incurred by any owner, landlord, sublandlord or other Person in title;

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Authority.

“Real Property Taxes” means all ad valorem taxes imposed upon the Real Property and any portion of the Leased Real Property, general assessments imposed with respect to the Leased Real Property and special assessments upon the Leased Real Property, whether payable in full or by installments prior to the Closing Date.

“Transfer Taxes” means all sales, use, transfer and all other non-income taxes, and any fees incurred in connection with the purchase and sale of the Acquired Assets.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all at or on the date and year first above written.

BUYER:

HEALGEN SCIENTIFIC LIMITED LIABILITY COMPANY

By:	/s/ Jianqiu Fang
Name:	Jianqiu Fang
Title:	President

SELLER:

AMERICAN BIO MEDICA CORPORATION

By:	/s/ Melissa Waterhouse
Name:	Melissa Waterhouse
Title:	Chief Executive Officer

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ANNEX B

SECTION 623

Procedure to enforce shareholder's right to receive payment for shares

Business Corporation (BSC) CHAPTER 4, ARTICLE 6

§ 623. Procedure to enforce shareholder's right to receive payment for shares.

(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

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(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

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(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

(4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

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(7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

(1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

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(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations).

SECTION 910

Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets,...

Business Corporation (BSC) CHAPTER 4, ARTICLE 9

§ 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.

(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

(1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

(A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

(i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

(ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

(iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

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(C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

(3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

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Annex C

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

$400,000	Date: 9/28/2022
Maturity Date: 3/28/2023

For value received, American Bio Medica Corporation, a New York Corporation ("Maker"), hereby promises to pay to the order of Healgen Scientific Limited Liability Company, a Texas Limited Liability Company ("Holder"), in lawful currency of the United States, the initial principal sum of Four Hundred Thousand Dollars ($400,000) (the "Principal Balance"), together with interest on the unpaid Principal Balance under this Loan Promissory Note and Security Agreement (this "Note"), accruing at a fixed rate of one percent (1%) per month compounded monthly. Interest shall be computed on the basis of the actual number of days elapsed over a month and shall be payable in arrears.

1. Payments. Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of One Hundred Forty Thousand One Hundred Thirty Two Dollars and Fifty Cents ($140,132.50), with the first of such payments due on the 27th of January, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on March 27, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

2. Proceeds of Loan. Maker agrees and acknowledges that the proceeds of this loan shall be exclusively used for payment of 1) Maker’s amounts owed to Holder; and 2) all of Seller’s existing Crestmark Bank loans and shall secure an immediate release of all of Crestmark Bank’s security interest in Collateral for such loans and Maker shall execute and file such documents necessary to perfect Buyer’s first lien security interest in such Collateral and 3) Maker’s operating costs. Holder shall initially fund $40,000 of loan proceeds and upon receipt of Crestmark Bank’s fully executed release of Collateral shall fund the remaining $360,000.

3. Security Interest. As security for the prompt and full satisfaction of the outstanding Principal Balance of this Note, and all other sums due under this Note, Maker agrees that Holder shall have, and Maker hereby grants to and creates in favor of Holder, a first priority lien and security interest in all of Maker’s US and foreign patents, accounts receivable, accounts, good, inventory, equipment, chattel paper, instruments, investment property, documents, deposit accounts, letter of credit rights, general intangibles, contract rights, customer lists, books and records and supporting obligations for any of the foregoing, and all proceeds for the foregoing and accounts receivable (together with all accessions, additions, products and proceeds, the “Collateral”). Maker agrees that it shall not, without the prior written consent of Holder, grant or create or permit to attach or exist any mortgage, security interest, lien, judgment, or other encumbrance of or in the Collateral or any portion thereof, other than the security interest provided for in this Note. Maker agrees that it shall preserve and protect Holder's security interest in the Collateral. In addition to all rights and remedies given to Holder by this Note, Holder shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas (the "UCC"). Maker and Holder agree that this Note constitutes a security agreement under the UCC. Maker agrees to provide from time to time at the request of Holder such additional documents or instruments for Holder to perfect and maintain its security interest in the Collateral. Maker consents to Holder filing or causing to be filed or recorded, such instruments, documents or notices, including assignments, financing statements and continuation statements as Holder may deem necessary or advisable from time to time in order to perfect, to continue perfected and to preserve the priority of the lien and security interest in the Collateral granted pursuant to this Note.

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Maker hereby irrevocably appoints Holder, or any person(s) designated by Holder, as its attorney-in-fact, which appointment is coupled with an interest and shall remain in full force and effect until all obligations of Maker to Holder have been fully satisfied and discharged, with full power, at Maker’s sole expense, to exercise at any time in Holder’s reasonable discretion all or any of the following powers upon and after the occurrence of Default : A) Receive, take, endorse, assign, deliver, accept and deposit, in the name of Holder or Maker, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof. B) Change Maker’s address on all invoices and statements of Account mailed or to be mailed to Maker’s customers and to substitute thereon the address designated by Holder, to place legends on all invoices and statements of Account mailed out to be mailed to Maker’s customers, and to receive and open all mail addressed to Maker, or to Maker’s trade name at Holder’s address, or any designated address. C.)  To change the address for delivery of Maker’s mail to Holder’s or an address designated by Holder.  Maker specifically authorizes Maker to sign any forms on behalf of Maker to affect this change with the US Postal Service or any third party and requests such change to be accepted.  D)  To take or bring, in the name of Holder or Maker, all steps, actions, suits or proceedings deemed by Holder necessary or desirable to effect collection of or other realization upon any Collateral. E) To endorse and take any action with respect to bills of lading covering any inventory. F) To take all steps including but not limited to filings at US and foreign patent offices anything necessary to assign and transfer all of Maker’s United States and foreign patents to Holder.

Representations. Maker makes the following representation and warranties to Holder and such representations and warranties must be true at all times until the full balance of the Note is paid in full. If Maker learns that a representation and warranty once made is no longer true, it has the duty to immediately notify Holder in writing: Maker is in good standing under the laws of the State of New York and is authorized to conduct business in any state that it conducts business. Maker has the power and authority to enter into this Loan Promissory Note and Security Agreement, and the persons signing this Loan Promissory Note and Security Agreement and all persons who sign any documents with Holder have the appropriate authority.  B) Maker’s entry into the Loan, Promissory Note, and Security Agreement does not violate any agreement which Maker has or which binds the Maker. C) The Loan Promissory Note and Security Agreement are fully enforceable against Maker and the Collateral. D) There are no litigation or criminal charges pending or threatened against Maker or Guarantor and neither Maker or Guarantor are in default of any order or judgment of any court or any governmental agency of any kind. There are no unsatisfied liens or judgments pending against Maker in any jurisdiction.  E) the financial information furnished by Borrower and Guarantor to Holder has been prepared in accordance with generally accepted accounting principles, all financial statements are true and correct, and any projects of the business operations of Holder that have been given or will be given to Holder in the future will be based upon Maker’s reasonable assumptions and estimates. G) all of the Collateral is personal property and none of the Collateral will be permanently affixed to real estate. H) Maker certifies that all sales and any and all business done in the name of tradenames are the sales and business of Maker. Any and all checks, remittances or other payments received in the name of any of the tradenames are Maker’s sole and exclusive property, and are subject to Holder’s security interest hereunder. Any and all authority given to Holder by Maker in this Loan Promissory Note and Security Agreement or elsewhere to endorse Maker’s name on any checks, negotiable instruments or other remittances extends with equal and full force and effect too any checks, negotiable instruments, and other remittances in the name of any Maker trademarks. I) All accounts assigned to Holder by Maker are and will at all times be bonafide accounts arising from the sale of inventory or providing services, and are not subject to discounts, deductions, allowances, contra items, offset or counterclaim and are free and clear of all encumbrances of any kind whatsoever, except as disclosed to Holder in writing and approved by Holder in writing. J) Maker’s assignment of any accounts to Holder pursuant to this Agreement will not at any time violate any federal, state, and/or local law, rule or regulation, court or governmental order or decree or terms of any contract relating to such accounts. K) Maker possesses all necessary trademarks, tradenames, copyrights, patents, patent rights and licenses to conduct its business as now operated, without any known conflict with any trade names, trademarks, copyrights, patents and license rights of any other person or entity. L) As to Maker’s inventory and equipment, the inventory and equipment are currently located only at the locations identified to Holder in manufacturing facilities in Kinderhook NY and Logan Township New Jersey. All inventory is now and at all times hereafter shall be of good and merchantable quality, free from defects, except as disclosed in writing to Holder. The inventory are and shall remain free from liens, claims, encumbrances and security interests (except as held by Holder). The inventory is not now stored with a bailee, warehouseman or similar party provided however, at Holder’s sole discretion, such inventory may be deemed eligible upon such party entering into a waiver letter in a form satisfactory to Holder.

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4. Default.

(a) Late Charges. If Holder has not received the full amount of any payment by the end of five (5)) calendar days after the date the same is due, Maker shall pay a late charge to Holder. The amount of the charge will be one (1) percent (1%) of the overdue amount. The payment of such late charge shall not affect Holder's other rights under this Note.

(b) Events of Default. Upon the occurrence of any one of the following events (each an "Event of Default"), the entire principal amount outstanding and all accrued interest thereunder shall at the option of Holder, without any prior notice, presentment or demand, become immediately due and payable in full:

(i) Failure of Maker to make payments whenever due or upon demand, as the case may be, and the continuation of such failure for a period of ten (10) calendar days; or

(ii) Failure of Maker to perform or observe any of Maker's covenants or agreements under this Note which continues for five (5) days after Maker knows or should have known of such failure; or

(iii) Maker shall (1) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, (2) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (3) have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within thirty (30) days, (4) indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (5) suffer any such custodianship, receivership or trusteeship that continues undischarged for a period of thirty (30) days or more; or

(iv) The entry against Maker of a judgment or decree which has become non-appealable and has remained undischarged, unsatisfied by insurance or otherwise and unstayed for more than seven (7) days; or

(v) The sale or other transfer by Maker of all or any material part of its property or assets except to Holder; or a change in the general character, or suspension of any significant part, of Maker’s business; or

(vi) The existence of a default or an event that, with the giving of notice (1) would constitute a default, under any other indebtedness of Maker for borrowed money or (2) would cause (or would permit any holder of such indebtedness or trustee to cause) such indebtedness, or a portion thereof in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000), to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

(c) Costs and Expenses. If Holder has required Maker to pay immediately in full as described above, Holder will have the right to be paid back for all of its costs and expenses, including reasonable attorneys’ fees and expenses, to the extent not prohibited by applicable law.

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(d) Holder’s Remedies.  Holder has all the remedies available at law or in equity (including those under the UCC) in the event of Default or if Maker fails to pay the Principal Balance and accrued interest on demand, including but not limited to the following: to make all necessary filings in United States and foreign patent offices to  assign ownership of all of Maker’s United States and foreign patents to Holder; to notify account debtors to make payments directly to Holder; to settle or compromise any disputed account, sue on any account and make any agreement to deal with the accounts as if it were owner, to offset any of Maker’s or Guarantor’s funds under the control of Holder against the outstanding balance owed to Holder; and to require Maker to gather up the Collateral and make it available to Holder for Holder to conduct public or private UCC foreclosure sales. Maker grants to Holder a license or other right to use, without charge, Maker’s labels, patents, copyrights, trademarks, rights of use of any name, trade secrets, trademarks and advertising materials, or any property of a similar nature, as it pertains to Collateral, in completing production of, advertising for sale and selling of Collateral, and Maker’s rights under all licenses and franchise agreements shall inure to Holder’s benefits.  If Holder should proceed against the Collateral and sell any of the Collateral on credit, Maker will be credited on remaining Principal Balance and interest balance only with the amount actually received by Holder and Maker waives any and all provisions as to notice or a particular method of sale of any of the Collateral. Holder does not have to incur its own expenses in realizing upon the Collateral, but all the expenses are for the account of Maker.  Maker recognizes that at no time is Holder its agent in dealing with the Collateral, but Holder acts only in its own interests. Holder’s rights and remedies under this Loan Promissory Note and Security Agreement and all agreements shall be cumulative.  Holder shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity.  No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Default on Borrower’s part shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election or acquiescence by it.

5. Prepayment. Maker has the right to make payment of the unpaid Principal Balance in whole or in part at any time before the Maturity Date ("Prepayment") without any premium or penalty. If Maker intends to make a Prepayment, Maker shall notify Holder in writing in advance of such Prepayment, and any Prepayment shall be accompanied by the payment of interest accrued to the date of such Prepayment and all costs, expenses or charges then owed to Holder pursuant to this Note; then Holder shall apply such Prepayment to reducing the outstanding Principal Balance under this Note.

6. Waivers. Maker hereby waives presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, performance and enforcement of this Agreement. Any failure or delay by Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time. The waiver by Holder of a breach or default of any provision or term of this Agreement shall not be construed as a waiver of any subsequent breach thereof. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

7. No Usury. Maker and Holder intend to comply at all times with applicable usury laws. If, at any time, such laws would render usurious any amounts called for under this Note, it is Maker's and Holder's express intention that Maker shall never be required to pay interest on this Note at a rate in excess of the maximum lawful rate then allowed. The provisions of this Section 7 shall control over all other provisions of this Note, which may be in apparent conflict hereunder. Any excess amount shall be immediately refunded by Holder to Maker, and the provisions hereof shall be immediately reformed, and the amounts thereafter collectible under this Note shall be reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note. Any such refund shall not cure or waive any default by Maker under this Note. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

8. Notice. Any notice that must be given to Maker under this Note shall be given by hand delivery or by certified mail addressed to Maker at 122 Smith Road Kinderhook, New York 12106. Notice shall be delivered or mailed to Maker at a different address only after Maker gives Holder written notice of the different address. Any notice that must be given to Holder under this Note shall be given by hand delivery or by certified mail addressed to Holder at 3818 Fuqua St Houston, Texas 77047. Notice shall be delivered or mailed to Holder at a different address only after Holder gives Maker written notice of the different address.

9. Extensions/Renewals. Holder may in its sole and absolute discretion, without notice and without releasing the liability of Maker, grant extensions and/or renewals hereof from time to time or for any term or terms. Holder shall not be liable for or prejudiced by failure to collect or lack of diligence in bringing suit on this Note or any renewal or extension hereof, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

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10. Assignment. This Note shall be binding upon and inure to the benefit of Maker, Holder and their respective heirs, successors, assigns, and legal representatives; provided however that Maker may not assign or transfer its obligations hereunder without the prior written consent of Holder, such consent may be withheld at the sole and absolute discretion of Holder. This Note may be assigned by Holder without the consent of Maker. Any party who takes this Note by assignment or transfer and who is entitled to receive payments under this Note shall be considered to be the Holder.

11. Entire Agreement; Amendments. This Note contains the entire understanding of the parties with respect to the subject matter hereof and includes all of the oral and written agreements, representations, and arrangements between the parties with respect to the obligations to be incurred by Maker herein, and no other representations or warranties are made or implied except as expressly set forth in this Note. This Note may not be changed or amended orally, but only by an agreement in writing, signed by the party against whom enforcement is sought.

12. Captions. All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

13. Governing Law and Venue. Except as specifically provided in Section 7, this Note shall be construed in accordance with and governed by the laws of the State of Texas without regard to any conflict of law principles. The federal and state courts of the State of Texas shall have sole and exclusive jurisdiction over any dispute arising from this Note.

14. Release.  Maker and Guarantor release and forever discharge Holder, its affiliates, officers, agents, employees and directors from any and all claims of any kind whatsoever from the beginning of time through the date of this Loan, Promissory Note and Security Agreement.

15. Severability. If any provision of this Note shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if this Note had never contained the invalid or unenforceable provision.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse

By Melissa Waterhouse

Its:  President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse

By: Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

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AMENDMENT NO. 1 TO THE

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

This Amendment 1 to the Loan Promissory Note and Security Agreement is made this 15th day of November 2022 by and between Healgen Scientific Limited Liability Company, a Texas Limited Liability Company, whose address is3818 Fuqua St Houston, Texas 77047  ("Holder"), American Bio Medica Corporation, a New York corporation, whose chief executive office is located at 122 Smith Road, Kinderhook, NY 12106-2819 ("Maker"), and Melissa Waterhouse, whose address is 31 Church Street, Philmont, NY 12565 ("Guarantor'). This Amendment No. 1 amends that certain Loan Promissory Note and Security Agreement executed September 28, 2022 (referred to herein as the "Agreement").

BACKGROUND:

The parties have executed the Agreement and Loan Documents;

The Maker and Guarantor are indebted and/or obligated to Holder without offset or deduction pursuant to the Agreement all of which are in full force and effect; and

Maker, Holder, and Guarantor, desire to modify and amend certain terms, conditions, covenants and obligations contained in the Agreement.

Accordingly, the parties agree as follows:

1 . INCORPORATION BY REFERENCE:

All definitions and terms used in the Agreement are hereby incorporated in this Amendment No. 1.

2. AMENDMENT AND MODIFICATION TO THE AGREEMENT:

A. Effective November 15, 2022, all references to “$400,000” shall be deleted and replaced with “$700,000” and all references to “Four Hundred Thousand” shall be deleted and replaced with “Seven Hundred Thousand."

B. Maturity Date 3/28/2023 is deleted and replaced with Maturity Date: 04/15/2023

C. Section 1 Payments shall be deleted in its entirety and replaced with the following:

Section 1 Payments.  Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of Two Hundred Forty Five Thousand Nine Hundred Ninety Eight Dollars and Thirty Two Cents ($245,998.32), with the first of such payments due on the 15th of February, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on April 15, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

3. REAFFIRMATION OF GUARANTY:

As a specific inducement to Holder, and in consideration of Holder's reliance hereon, Guarantor has executed the Validity Guaranty dated September 28, 2022, (the "Guaranty"). Guarantor hereby acknowledges and agrees to the amendments and modification set forth above and reaffirms the Guaranty with respect to all liabilities, obligations therein guaranteed as herein amended and modified. Guarantor further acknowledges that Guarantor remains liable in accordance with the terms of the Guaranty without offset or counterclaim. Guarantor also acknowledges and agrees that Guarantor's liability under the Guaranty is limited or unlimited as set forth in such Guaranty.

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4. NO WAIVER:

Maker acknowledges that the execution of this Amendment No. 1 does not constitute a waiver or cure of any default, whether matured or otherwise, if any, that previously existed or now exists under the Agreement. By execution of this Amendment No. 1, Holder will not be deemed to have waived any of its rights or remedies under the Agreement.

5. SURVIVAL REAFFIRMATION AND NO DEFENSES:

Each undersigned Maker and Guarantor agrees, in all capacities in which the signatory has executed the Agreement, as follows:

A. That, except as herein expressly modified or amended, all terms, conditions, covenants, representations and warranties contained in the Agreement are true and correct, continue to be satisfied in all respects and are legal, valid and binding obligations. The undersigned hereby ratify, agree to and confirm the Agreement and consent to and acknowledge the foregoing Amendment No. 1.

B. That payment of the indebtedness is the valid obligation of Maker and Guarantor and, as of the date hereof, Maker and Guarantor have absolutely no defenses, claims, rights of set-off or counterclaims against Holder or the payment of the Indebtedness. This Amendment No. 1 shall not impair the rights, remedies and Collateral given in the Agreement.

c. That the liability of the undersigned howsoever arising or provided for in the Agreement is hereby reaffirmed.

6. RELEASE:

In consideration of Holder executing this Amendment No. 1, Maker and Guarantor do each hereby release and discharge Holder of and from any and all claims, harm, causes of action, liabilities, injuries, expenses (including attorneys' fees) and damages of any and every kind, known or unknown, legal or equitable, which Maker or Guarantor have against Holder from the date of Maker's and Guarantor's first contact with Holder up to the date of this Amendment No. 1. Maker and Guarantor confirm to Holder that they have reviewed the effect of this release with legal counsel of their choice, or have been afforded the opportunity to do so, prior to the execution of this Amendment No. 1 and each acknowledges and agrees that Holder is relying upon this release in executing this Amendment No. 1.

7. CONFIRMATION OF LIEN UPON COLLATERAL:

The Maker acknowledges and agrees that pursuant to the terms of the Agreement, the obligations of the Maker and the indebtedness are secured by a first priority lien and security interest in the Collateral (as defined in the Agreement). The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of the Agreement, and nothing contained herein shall affect or be construed to affect the lien or encumbrance created by the Agreement or the priority thereof.

8. No ORAL MODIFICATION:

This Amendment No. 1 may only be altered or modified by written instrument duly executed by Maker and Holder.

The parties hereto have executed this Amendment No. 1 the day and year first appearing above.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse

By Melissa Waterhouse

Its:  President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse

By: Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

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AMENDMENT NO. 2 TO THE

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

This Amendment  to the Loan Promissory Note and Security Agreement is made this 19th day of December 2022 by and between Healgen Scientific Limited Liability Company, a Texas Limited Liability Company, whose address is3818 Fuqua St Houston, Texas 77047  ("Holder"), American Bio Medica Corporation, a New York corporation, whose chief executive office is located at 122 Smith Road, Kinderhook, NY 12106-2819 ("Maker"), and Melissa Waterhouse, whose address is 31 Church Street, Philmont, NY 12565 ("Guarantor'). This Amendment No. 2 amends that certain Loan Promissory Note and Security Agreement executed September 28, 2022  as amended by the Amendment No. 1 executed on November 15, 2022 (collectively referred to herein as the "Agreement").

BACKGROUND:

The parties have executed the Agreement and Loan Documents;

The Maker and Guarantor are indebted and/or obligated to Holder without offset or deduction pursuant to the Agreement all of which are in full force and effect; and

Maker, Holder, and Guarantor, desire to modify and amend certain terms, conditions, covenants and obligations contained in the Agreement.

Accordingly, the parties agree as follows:

1 . INCORPORATION BY REFERENCE:

All definitions and terms used in the Agreement are hereby incorporated in this Amendment No. 2.

9. AMENDMENT AND MODIFICATION TO THE AGREEMENT:

A. Effective December 19, 2022, all references to “$700,000” shall be deleted and replaced with “$715,000” and all references to “Seven Hundred Thousand” shall be deleted and replaced with “Seven Hundred and Fifteen Thousand."

B. Section 1 Payments shall be deleted in its entirety and replaced with the following:

Section 1 Payments. Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of Two Hundred Forty Five Thousand Nine Hundred Ninety Eight Dollars and Thirty Two Cents ($251,494.98), with the first of such payments due on the 15th of February, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on April 15, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

10. REAFFIRMATION OF GUARANTY:

As a specific inducement to Holder, and in consideration of Holder's reliance hereon, Guarantor has executed the Validity Guaranty dated September 28, 2022, (the "Guaranty"). Guarantor hereby acknowledges and agrees to the amendments and modification set forth above and reaffirms the Guaranty with respect to all liabilities, obligations therein guaranteed as herein amended and modified. Guarantor further acknowledges that Guarantor remains liable in accordance with the terms of the Guaranty without offset or counterclaim. Guarantor also acknowledges and agrees that Guarantor's liability under the Guaranty is limited or unlimited as set forth in such Guaranty.

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11. NO WAIVER:

Maker acknowledges that the execution of this Amendment No. 2 does not constitute a waiver or cure of any default, whether matured or otherwise, if any, that previously existed or now exists under the Agreement. By execution of this Amendment No. 2, Holder will not be deemed to have waived any of its rights or remedies under the Agreement.

12. SURVIVAL REAFFIRMATION AND NO DEFENSES:

Each undersigned Maker and Guarantor agrees, in all capacities in which the signatory has executed the Agreement, as follows:

A. That, except as herein expressly modified or amended, all terms, conditions, covenants, representations and warranties contained in the Agreement are true and correct, continue to be satisfied in all respects and are legal, valid and binding obligations. The undersigned hereby ratify, agree to and confirm the Agreement and consent to and acknowledge the foregoing Amendment No. 2.

B. That payment of the indebtedness is the valid obligation of Maker and Guarantor and, as of the date hereof, Maker and Guarantor have absolutely no defenses, claims, rights of set-off or counterclaims against Holder or the payment of the Indebtedness. This Amendment No. 2 shall not impair the rights, remedies and Collateral given in the Agreement.

C. That the liability of the undersigned howsoever arising or provided for in the Agreement is hereby reaffirmed.

13. RELEASE:

In consideration of Holder executing this Amendment No. 2, Maker and Guarantor do each hereby release and discharge Holder of and from any and all claims, harm, causes of action, liabilities, injuries, expenses (including attorneys' fees) and damages of any and every kind, known or unknown, legal or equitable, which Maker or Guarantor have against Holder from the date of Maker's and Guarantor's first contact with Holder up to the date of this Amendment No. 2. Maker and Guarantor confirm to Holder that they have reviewed the effect of this release with legal counsel of their choice, or have been afforded the opportunity to do so, prior to the execution of this Amendment No. 2 and each acknowledges and agrees that Holder is relying upon this release in executing this Amendment No. 2.

14. CONFIRMATION OF LIEN UPON COLLATERAL:

The Maker acknowledges and agrees that pursuant to the terms of the Agreement, the obligations of the Maker and the indebtedness are secured by a first priority lien and security interest in the Collateral (as defined in the Agreement). The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of the Agreement, and nothing contained herein shall affect or be construed to affect the lien or encumbrance created by the Agreement or the priority thereof.

15. No ORAL MODIFICATION:

This Amendment No. 2 may only be altered or modified by written instrument duly executed by Maker and Holder.

The parties hereto have executed this Amendment No. 2 the day and year first appearing above.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse

By Melissa Waterhouse

Its: President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse

By: Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

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PROXY

SPECIAL MEETING OF SHAREHOLDERS REGARDING THE ASSET SALE

AMERICAN BIO MEDICA CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated December 22, 2022 of the Special Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Melissa A. Waterhouse and Jean Neff, or either of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on December 22, 2022, at the Special Meeting of Shareholders to be held at 11:00 A.M. on Wednesday, February 15, 2023 at ABMC’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present. This Proxy, when properly executed will be voted as designated. If no choice is specified, this proxy will be voted “FOR” each of the following:

1. To consider and vote upon a proposal to approve the Asset Purchase Agreement, dated as of December 19, 2022, between American Bio Medica Corporation (“ABMC”) and Healgen Scientific Limited Liability Company for the sale of substantially all of ABMC’s assets (the “Asset Sale”).

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

2. To grant authority to the Board of Directors of ABMC to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION.  THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE SPECIAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Name:
Beneficial Shareholder (Please Print)
Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHARES VOTING _________________________

DATE: ______________________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, GIVE THE NAME AND ADDRESS OF THE PERSON/ENTITY IN WHOSE NAME THEY ARE REGISTERED. (This must be completed if applicable)

______________________________________

______________________________________

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.